                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                  DSL.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                 DSL.NET, INC.

                                                                 April 29, 2002

Dear Stockholder:

   You are invited to attend an annual meeting of stockholders of DSL.net, Inc., to be held at 10:00 a.m., eastern daylight time, on Wednesday, May 29, 2002, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611.

   Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting.

                                          Cordially,

                                          David F. Struwas
                                          Chairman of the Board and Chief
                                            Executive Officer

                                 DSL.NET, INC.

            545 Long Wharf Drive New Haven, CT 06511 (203) 772-1000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

TO THE STOCKHOLDERS OF DSL.NET, INC.:

   NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of DSL.net, Inc., a Delaware corporation, will be held on Wednesday, May 29, 2002, at 10:00 a.m., eastern daylight time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, for the following purposes:

    Proposal 1. To elect three members of the board of directors to serve for three-year terms as Class II directors, each director to serve for such term or until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.

    Proposal 2. To consider and act upon a proposal to approve the issuance of up to an additional 8,531 shares of Series Y preferred stock in connection with the Series Y preferred stock purchase agreement dated as of December 24, 2001 and the shares of DSL.net common stock to be issued upon conversion of such shares of Series Y preferred stock.

    Proposal 3. To consider and act upon a proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

    Proposal 4. To consider and act upon a proposed amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent.

    Proposal 5. To consider and act upon proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

             . provide that the Series X preferred stock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net;

             . increase from $2.00 per share to $2.50 per share the closing sale price of DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the then outstanding Series X preferred stock to automatically convert into DSL.net common stock; and

             . limit to the period ending June 28, 2002 the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Series X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

    Proposal 6. To consider and act upon a proposal to approve the Amended and Restated 2001 Stock Option and Incentive Plan.

    Proposal 7.  To ratify the selection of the firm of PricewaterhouseCoopers
              LLP as auditors for the fiscal year ending December 31, 2002.

    Proposal 8. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

   Only stockholders of record at the close of business on April 16, 2002, the record date fixed by the board of directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          Stephen Zamansky
                                          Secretary

New Haven, Connecticut
April 29, 2002

                               -----------------

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                                 DSL.NET, INC.

                   545 Long Wharf Drive New Haven, CT 06511
                                (203) 772-1000

                                PROXY STATEMENT

                                                                 April 29, 2002

   This proxy statement is furnished in connection with the solicitation of proxies by DSL.net, Inc.'s board of directors for use at the annual meeting of DSL.net's stockholders to be held at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, on May 29, 2002, at 10:00 a.m., eastern daylight time, and any adjournments thereof. DSL.net's 2001 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2001, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy were first sent or given to stockholders on or about April 29, 2002.

Record Date and Quorum

   The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by your board of directors as the close of business on April 16, 2002. As of that date, 64,858,966 shares of common stock, par value $.0005 per share, 20,000 shares of Series X preferred stock, par value $.001 per share, and 6,469 shares of Series Y preferred stock, par value $.001 per share, of DSL.net were outstanding and entitled to vote at the annual meeting. With respect to each matter submitted to a vote of such stockholders at the annual meeting, for each such share held of record at the close of business April 16, 2002:

  . the holders of common stock are entitled to one vote per share of common stock;

  . the holders of Series X preferred stock are entitled to approximately 5,555.56 votes per share of Series X preferred stock; and

  . the holders of Series Y preferred stock are entitled to 978.5 votes per share of Series Y preferred stock.

   A majority in interest of the voting power of the outstanding shares of DSL.net capital stock entitled to vote and represented at the annual meeting in person or by proxy shall constitute a quorum for action with respect to Proposals 1, 2, 3, 6 and 7. In addition, in connection with Proposal 4 to amend
Article VII of DSL.net's certificate of incorporation, a majority in interest of each of the (i) voting power of the outstanding shares of DSL.net capital stock, (ii) outstanding shares of Series X preferred stock and (iii) outstanding shares of Series Y preferred stock represented at the annual meeting in person or by proxy shall constitute a quorum necessary for action with respect to the vote on that matter. Finally, in connection with Proposal 5 to amend the terms of the Series X preferred stock, a majority in interest of each of the (x) voting power of the outstanding shares of DSL.net capital stock and (y) outstanding shares of Series X preferred stock represented at the annual meeting in person or by proxy shall constitute a quorum necessary for action with respect to the vote on that matter.

Votes Required

   The affirmative vote of stockholders owning of record at least a plurality of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to elect Paul J. Keeler as a Class II director.

   The affirmative vote of stockholders owning of record at least a majority of the issued and outstanding DSL.net Series X preferred stock, voting separately as a series, is required to elect Robert G. Gilbertson and William J. Marshall as Class II directors.

   The affirmative vote of "disinterested" DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve the issuance of up to an additional 8,531 shares of Series Y preferred stock and the common stock to be issued upon conversion of such Series Y preferred stock. Under Nasdaq National Market guidelines, any DSL.net stockholder that has a right to purchase any portion of the additional 8,531 shares of Series Y preferred stock is not "disinterested" and votes with respect to such a stockholder's Series Y preferred stock will not be included in determining whether the required approval has been obtained.

   The affirmative vote of DSL.net stockholders owning of record a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve the amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

   The affirmative votes of DSL.net stockholders owning of record (i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a class, and (iii) a majority of the issued and outstanding Series Y preferred stock, voting separately as a class, are required to approve the amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class, may act by written consent.

   The affirmative votes of DSL.net stockholders owning of record both (i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a class, are required to approve the amendments to DSL.net's certificate of incorporation to amend the terms of the Series X preferred stock set forth in Proposal 5.

   The affirmative vote of stockholders holding at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy is required to:

  . approve the amended and restated 2001 Stock Option and Incentive Plan, or 2001 Stock Plan; and

  . ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2002.

   Certain stockholders have entered into voting agreements which provide, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 3 and 5 described in this proxy statement. In addition, such stockholders have entered into a stockholders agreement which provides, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of the election of Messrs. Gilbertson, Keeler and Marshall as Class II directors. As of the record date, those stockholders were the record owners of:

  . approximately 72.7% of the combined voting power of the issued and outstanding DSL.net capital stock (excluding shares of Series Y preferred stock held of record by stockholders who as of the record date are not "disinterested" under Nasdaq National Market guidelines),

  . approximately 76.2% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock,

  .   100% of the issued and outstanding Series X preferred stock, and

  .   100% of the issued and outstanding Series Y preferred stock.

   As a result, if all of those stockholders vote as required by the voting agreements and the stockholders agreement at the annual meeting, Proposals 2, 3 and 5 as described in this proxy statement will be approved and Messrs. Gilbertson, Keeler and Marshall will be elected Class II directors as described in this proxy statement.

   In addition, directors and officers of DSL.net who collectively hold of record 6,586,262 shares of DSL.net common stock, representing approximately 3.6% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of all of the proposals described in this proxy statement.

Proxies

   Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of DSL.net, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of DSL.net. Where a proxy is properly signed and returned without indicating any voting instructions regarding the matters described in this proxy statement, the shares represented by the proxy will be voted FOR each of the proposals.

   Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum at the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

Other Matters

   The DSL.net board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

                               RECENT FINANCINGS

Series X Preferred Stock Financing

   On November 14, 2001, DSL.net entered into the Series X preferred stock purchase agreement with VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. relating to the sale and purchase of up to an aggregate of 20,000 shares of Series X preferred stock of DSL.net at a purchase price of $1,000 per share. Subject to the terms and conditions of the purchase agreement, on November 14, 2001, DSL.net sold an aggregate of 6,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $6,000,000, on December 12, 2001, DSL.net sold an aggregate of 4,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $4,000,000, and on March 1, 2002, DSL.net sold an aggregate of 10,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $10,000,000. No additional shares of Series X preferred stock may be issued under the Series X purchase agreement.

   The terms of the Series X preferred stock provide that as long as 50% of the Series X preferred stock issued under the Series X preferred stock purchase agreement remains outstanding, the holders of the Series X preferred stock, voting as a separate series, are entitled to elect a majority of the total number of directors of DSL.net. The stockholders agreement entered into in connection with the Series Y preferred stock financing described below includes agreements relating to the designation of such board members. See "Series Y Preferred Stock Financing--Stockholders Agreement." William J. Marshall and James D. Marver, two of DSL.net's current directors, are members, and with respect to Mr. Marver, a managing member, of the general partners of each of the VantagePoint entities. A summary of the terms of the Series X preferred stock as proposed to be amended at the annual meeting is set forth under "Description of Capital Stock--Preferred Stock."

   Prior to the sale of the Series X preferred stock, based on an aggregate of 64,851,466 shares of common stock outstanding on February 28, 2002, the VantagePoint entities beneficially owned approximately 34% of DSL.net's outstanding capital stock. In connection with the Series X purchase agreement, the VantagePoint entities have purchased 20,000 shares of Series X preferred stock, which are convertible into approximately 111,111,111 shares of common stock. As a result, the VantagePoint entities beneficially own the equivalent of 133,067,174 shares of common stock, representing approximately 75.5% of the outstanding shares of DSL.net capital stock (calculated on an as converted to common stock basis).

Series Y Preferred Stock Financing

   On December 24, 2001, DSL.net entered into the Series Y preferred stock purchase agreement with Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners II (QP), L.P., The Lafayette Investment Fund, L.P., Charles River Partnership X, A Limited Partnership and N.I.G.--Broadslate, Ltd. relating to the sale and purchase of up to an aggregate of 15,000 shares of Series Y preferred stock of DSL.net at a purchase price of $1,000 per share. On December 28, 2001, DSL.net sold an aggregate of 6,469 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement for an aggregate purchase price of $6,469,000. The Series Y investors (or their assignees) have agreed to purchase an additional 8,531 shares of Series Y preferred stock in a subsequent closing occurring after DSL.net has obtained stockholder approval of Proposals 2, 3 and 5 described in this proxy statement and only if DSL.net is not subject to any voluntary or involuntary bankruptcy proceedings. A summary of the terms of the Series Y preferred stock is set forth under "Description of Capital Stock--Preferred Stock."

   In addition, on December 28, 2001, DSL.net issued promissory notes to the Series Y investors in the aggregate principal amount of $3,531,000 for an aggregate purchase price of $3,531,000. The promissory notes provide for an annual interest rate of 12%. By their terms, the promissory notes will be repaid from the proceeds of the sale of shares of Series Y preferred stock received at the subsequent closing as set forth in the Series Y preferred stock purchase agreement, and all accrued interest on the principal repaid at the subsequent closing will be forgiven. In the event that all of the Series Y preferred stock has not been sold by June 30, 2002, other than as a result of the breach by any of the Series Y investors of their obligations under the Series Y preferred stock purchase agreement to purchase additional shares of Series Y preferred stock or under the voting agreement to vote their shares of DSL.net capital stock FOR Proposals 2, 3 and 5 described in this proxy statement, the entire principal and accrued interest then outstanding under the promissory notes will be due and payable on July 1, 2002.

   Voting Agreements.   In connection with the Series Y preferred stock
financing, each of the VantagePoint entities and each of the Series Y investors entered into a voting agreement. As of the record date, these stockholders held of record outstanding DSL.net capital stock representing approximately 76.2% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, 100% of the issued and outstanding Series X preferred stock and 100% of the issued and outstanding Series Y preferred stock. Under the voting agreements, each of these stockholders has agreed to vote, and has granted an irrevocable proxy to vote, all shares of DSL.net capital stock beneficially owned by it FOR Proposals 2, 3 and 5 described in this proxy statement.

   Stockholders Agreement.   In connection with the Series Y preferred stock
financing, DSL.net, the VantagePoint entities and the Series Y investors entered into a stockholders agreement. The stockholders agreement provides for rights relating to the election of directors, the registration of DSL.net common stock for resale and certain protective provisions.

   DSL.net Board of Directors. The stockholders agreement provides that DSL.net's board of directors shall consist of no more than eight directors unless an increase is required for DSL.net to comply with certain applicable laws and regulations. In connection with the election of the directors, the holders of Series X and Series Y preferred stock have agreed to vote all their shares of DSL.net capital stock for:

  . Two designated representatives of the VantagePoint entities, as two of the four directors to be elected by holders of the Series X preferred stock;

  . One additional designated representative of the VantagePoint entities, who is initially required to be unaffiliated with the VantagePoint entities and to be approved by the holders of at least a majority of the outstanding shares of Series Y preferred stock, as one of the four directors to be elected by holders of the Series X preferred stock;

  . So long as at least 4,000 shares of Series Y preferred stock remain outstanding, one designated representative of the holders of at least a majority of the outstanding Series Y preferred stock, as one of the four directors to be elected by holders of the Series X preferred stock;

  . The chief executive officer of DSL.net, as one of the directors to be elected by all holders of DSL.net capital stock entitled to vote for the election of directors; and

  . All remaining directors of DSL.net, who are to be nominated by the nominating committee of DSL.net's board of directors and are not to be affiliated with any holder of Series X or Series Y preferred stock, as directors to be elected by all holders of DSL.net capital stock entitled to vote for the election of directors.

   On December 28, 2001, the size of the DSL.net board of directors was increased to eight members, and Harry F. Hopper, III, an affiliate of the Columbia Capital entities, was elected to serve as a Class I Director.

   Under the stockholders agreement, each of these stockholders has agreed to vote all shares of DSL.net capital stock beneficially owned by it FOR the election of Messrs. Gilbertson, Keeler and Marshall as Class II directors.

   Registration Rights.   Under the terms of the stockholders agreement, if
DSL.net proposes to register securities, either for its own account or for the account of other security holders, the holders of Series X and Series Y preferred stock are entitled to notice of the registration. These holders are also entitled to include their shares of common stock in such registration. In the event of a registration in connection with an underwritten public offering, however, the underwriters have the right, subject to certain conditions, to limit the number of shares included in such registration. In that event, these holders are entitled to include not less than 30% of the shares of common stock included in the registration. In addition, at any time on or after July 1, 2002, holders of at least 50% of the shares issued or issuable upon conversion of the Series X or Series Y preferred stock, respectively, are entitled to request that DSL.net file a registration statement under the Securities Act of 1933 covering the resale of such shares. Upon the receipt of such a request, DSL.net must use its best efforts to effect the registration of the securities. DSL.net is not required to effect more than one registration during any six-month period. In general, all fees, costs and expenses of a registration will be borne by DSL.net. DSL.net has agreed to indemnify the holders of registration rights against, and provide contribution with respect to, certain liabilities relating to any registration in which any shares of these holders are sold under the Securities Act of 1933.

   Protective Provisions.   The stockholders agreement provides that for so
long as at least 3,750 shares of the Series Y preferred stock are outstanding, the holders of the Series X preferred stock will not vote their shares of capital stock to authorize DSL.net or its subsidiaries to authorize or issue, or to obligate itself to issue, any other equity-related securities having rights, preferences or privileges which are senior to, or, during the six-month period ending on June 28, 2002, pari passu with, the Series Y preferred stock. Further, during the six-month period ending on June 28, 2002, the holders of the Series X preferred stock have agreed not to vote their shares of DSL.net capital stock to authorize DSL.net to complete an acquisition, merger or consolidation which results in a majority ownership change or a sale of all or substantially all of the assets of DSL.net, unless authorized by the holders of a majority of the then outstanding Series Y preferred stock or the consideration payable in such transaction to the holders of the Series Y preferred is at least $1.00 per common share equivalent in cash or freely marketable securities.

         INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

   As of February 28, 2002, the Columbia Capital entities beneficially owned approximately 55.0% of the outstanding Series Y preferred stock and no shares of common stock or Series X preferred stock. If Proposal 2 described in this proxy statement relating to the issuance of up to an additional 8,531 shares of Series Y preferred stock is approved by you, the Columbia Capital entities, together with the other Series Y investors, will have the right to purchase those additional shares of Series Y preferred stock as contemplated by the Series Y preferred stock purchase agreement. In addition, if Proposal 3 described in this proxy statement relating to an increase in the authorized shares of DSL.net common stock and capital stock is approved by you and implemented, the Series Y preferred stock held by the Columbia Capital entities and the other Series Y investors will become convertible into shares of DSL.net common stock at the option of the holder. Finally, if Proposal 4 described in this proxy statement relating to an amendment to our certificate of incorporation to provide that holders of preferred stock may act by written consent is approved, holders of Series Y preferred stock, including the Columbia Capital entities, will be able to act by written consent with applicable notice provided to you after the taking of the action as required by Delaware law. Harry F. Hopper, III, one of our directors, is a managing member of Columbia Capital III, LLC, Columbia Capital Equity Partners, LLC and Columbia Capital, LLC, which directly or indirectly manage the Columbia Capital entities.

   As of February 28, 2002, the VantagePoint entities beneficially owned approximately 75.5% of the outstanding common stock, 100% of the outstanding Series X preferred stock and no shares of Series Y preferred stock. If Proposal 4 described in this proxy statement relating to an amendment to our certificate of incorporation to provide that holders of preferred stock may act by written consent is approved, holders of Series X preferred stock, including the VantagePoint entities, will be able to act by written consent with applicable notice provided to you after the taking of the action as required by Delaware law. In addition, if Proposal 5 described in this proxy statement to amend the terms of the Series X preferred stock is approved by you and implemented, the terms of the Series X preferred stock held by the VantagePoint entities would be changed. Included among those changes is a proposal to increase from $2.00 per share to $2.50 per share the closing sale price of the DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the Series X preferred stock to automatically convert into DSL.net common stock. William J. Marshall and James D. Marver, two of DSL.net's current directors, are members, and with respect to Mr. Marver, a managing member, of the general partner of each of the VantagePoint entities.

       SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of our capital stock as of February 28, 2002, by:

  . each person known by us to be the beneficial owner of more than 5% of our common stock, Series X preferred stock or Series Y preferred stock;

  .   each named executive officer;

  .   each of our directors; and

  .   all executive officers and directors as a group.

   Unless otherwise noted below, the address of each person listed on the table is c/o DSL.net, Inc., 545 Long Wharf Drive, New Haven, Connecticut 06511, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In determining the number of shares of common stock beneficially owned, shares of capital stock issuable by us to a person pursuant to:

  .   options or warrants; and

  .   the right to convert outstanding Series X preferred stock;

in each case, which may be exercised within 60 days after February 28, 2002 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares of common stock and the percentage beneficially owned by that person.

   The rights of each purchaser to purchase additional shares of Series Y preferred stock under the Series Y preferred stock purchase agreement described below are subject to the satisfaction or waiver by both the Series Y investors and us of certain conditions, including the approval of Proposals 2, 3 and 5 described in this proxy statement. As a result, the purchasers are not at this time considered the beneficial owners of the additional shares of Series Y preferred stock issuable to them under the Series Y preferred stock purchase agreement. Further, shares of Series Y preferred stock are not convertible into shares of common stock until our certificate of incorporation is amended to increase the number of authorized shares of common stock to at least 250,000,000 shares. Proposal 3 describes a proposal to so amend our certificate of incorporation and is to be acted upon at this annual meeting. As a result, the holders of shares of Series Y preferred stock are not at this time considered the beneficial owners of the shares of common stock into which the shares of Series Y preferred stock will be convertible if our certificate of incorporation is so amended. If our certificate of incorporation is so amended, each share of Series Y preferred stock will be convertible into 2,000 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits.

   Shares deemed to be beneficially owned by a person in accordance with the above rules are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                                           Series X          Series Y
                                                     Common Stock       Preferred Stock   Preferred Stock
                                                ---------------------  ----------------  ----------------
                                                            Percent of        Percent of          Percent of
                                                  Shares      Class    Shares   Class    Shares     Class
                                                ----------- ---------- ------ ---------- ------   ----------
David F. Struwas...............................   3,231,100     5.0%       --      --       --         --
Raymond C. Allieri (1).........................     954,703     1.5%       --      --       --         --
John M. Jaser..................................   1,711,374     2.6%       --      --       --         --
John Krasko (2)................................      73,957       *        --      --       --         --
Keith Markley (3)..............................     460,409       *        --      --       --         --
Stephen Zamansky (4)...........................     286,615       *        --      --       --         --
Robert G. Gilbertson (5).......................     593,188       *        --      --       --         --
Harry F. Hopper, III (6).......................          --      --        --      --    3,558       55.0%
Paul J. Keeler (7).............................      24,304       *        --      --       --         --
James D. Marver (8)............................ 133,214,362    75.7%   20,000   100.0%      --         --
William J. Marshall (9)........................     347,138       *        --      --       --         --
William Seifert (10)...........................     202,612       *        --      --       --         --
Paul K. Sun (11)...............................   1,040,428     1.6%       --      --       --         --
The VantagePoint Entities (12)................. 133,067,174    75.5%   20,000   100.0%      --         --
  1001 Bayhill Drive
  Suite 300
  San Bruno, CA 94066
The Columbia Capital Entities (13).............          --      --        --      --    3,558       55.0%
  201 N. Union Street,
  Suite 300
  Alexandria, VA 22314
The Lafayette Investment Fund, L.P. (14).......          --      --        --      --    1,619       25.0%
  Fountain Place
  1445 Ross at Field Dallas,
  TX 75202-2785
Charles River Entities (15)....................          --      --        --      --      429        6.6%
  c/o Charles River Ventures
  1000 Winter Street Suite 3300
  Waltham, MA 02451
N.I.G.--Broadslate, Ltd. (16)..................          --      --        --      --      863       13.3%
  c/o National Bank of Kuwait
  299 Park Avenue New
  York, NY 10171-0023
All executive officers and directors as a group
 (15 persons) (17)............................. 142,168,002    79.8%   20,000     100%   3,558       55.0%

                                                       Combined
                                                     Voting Power
                                                ---------------------
                                                            Percent of
                                                   Votes      Votes
                                                ----------- ----------
David F. Struwas...............................   3,231,100     2.5%
Raymond C. Allieri (1).........................     954,703       *
John M. Jaser..................................   1,711,374     1.4%
John Krasko (2)................................      73,957       *
Keith Markley (3)..............................     460,409       *
Stephen Zamansky (4)...........................     286,615       *
Robert G. Gilbertson (5).......................     593,188       *
Harry F. Hopper, III (6).......................   3,481,503     2.7%
Paul J. Keeler (7).............................      24,304       *
James D. Marver (8)............................ 133,214,362    73.0%
William J. Marshall (9)........................     347,138       *
William Seifert (10)...........................     202,612       *
Paul K. Sun (11)...............................   1,040,428       *
The VantagePoint Entities (12)................. 133,067,174    73.0%
  1001 Bayhill Drive
  Suite 300
  San Bruno, CA 94066
The Columbia Capital Entities (13).............   3,481,503     2.7%
  201 N. Union Street,
  Suite 300
  Alexandria, VA 22314
The Lafayette Investment Fund, L.P. (14).......   1,584,192     1.2%
  Fountain Place
  1445 Ross at Field Dallas,
  TX 75202-2785
Charles River Entities (15)....................     419,777       *
  c/o Charles River Ventures
  1000 Winter Street Suite 3300
  Waltham, MA 02451
N.I.G.--Broadslate, Ltd. (16)..................     844,446       *
  c/o National Bank of Kuwait
  299 Park Avenue New
  York, NY 10171-0023
All executive officers and directors as a group
 (15 persons) (17)............................. 145,621,782    79.0%

--------
*   Indicates less than 1%.

(1) Includes 699,825 shares issuable upon exercise of options held by Mr. Allieri that are exercisable within 60 days after February 28, 2002.

(2) Includes 73,957 shares issuable upon exercise of options held by Mr. Krasko that are exercisable within 60 days after February 28, 2002. As of November 2001, Mr. Krasko ceased to be employed by DSL.net. All options to purchase DSL.net common stock expired without exercise on March 3, 2002.

(3) Includes 460,409 shares issuable upon exercise of options held by Mr. Markley that are exercisable within 60 days after February 28, 2002.

(4) Includes 286,209 shares issuable upon exercise of options held by Mr. Zamansky that are exercisable within 60 days after February 28, 2002.

(5) Includes 347,138 shares issuable upon exercise of options held by Mr. Gilbertson that are exercisable within 60 days after February 28, 2002.

(6) Includes shares beneficially owned by the Columbia Capital entities as set forth in footnote 13. Mr. Hopper is a managing member of Columbia Capital III, LLC, Columbia Capital Equity Partners, LLC and

    Columbia Capital, LLC. Mr. Hopper may be deemed to share voting and investment power with respect to such shares and disclaims beneficial ownership of such shares.

(7) Includes 24,304 shares issuable upon exercise of options held by Mr. Keeler that are exercisable within 60 days after February 28, 2002.

(8) Includes 13,888 shares of common stock issuable upon exercise of options held by Mr. Marver that are exercisable within 60 days after February 28, 2002, and the shares beneficially owned by the VantagePoint entities as set forth in footnote 12. Mr. Marver is a managing member of the general partner of each of the VantagePoint stockholders. Mr. Marver may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaims beneficial ownership of such shares, except to the extent of his proportionate pecuniary interest therein.

(9) Includes 13,888 shares issuable upon exercise of options held by Mr. Marshall that are exercisable within 60 days after February 28, 2002.

(10) Includes 147,188 shares issuable upon exercise of options held by Mr. Seifert that are exercisable within 60 days after February 28, 2002. With respect to such options to purchase 133,300 shares of DSL.net common stock, Mr. Seifert has executed an agreement whereby the proceeds of a sale of shares of common stock issued to him upon exercise of these options will be transferred to Prism Venture Partners II, L.P. and he therefore disclaims beneficial ownership of such shares. Includes 60 shares held by Prism Venture Partners II, L.L.C. of which Mr. Seifert is a managing member. Mr. Seifert may be deemed to share voting and investment power with respect to such shares and disclaims beneficial ownership of such shares, except to the extent of his proportionate pecuniary interest therein.

(11) Includes 13,888 shares issuable upon exercise of options held by Mr. Sun that are exercisable within 60 days after February 28, 2002.

(12) The entities listed below owned or have the right to purchase the shares of DSL.net capital stock indicated in the table below as of February 28, 2002:

                                                 Shares of         Shares of Series X
                                                Common Stock        Preferred Stock
                                           ---------------------- --------------------
                                                        Shares             Shares of
                                                       Issuable          Common Stock
                                                         Upon            Issuable Upon
                                                      Exercise of        Conversion of
               Stockholder                   Shares    Warrants   Shares    Shares
               -----------                 ---------- ----------- ------ -------------
VantagePoint Venture Partners 1996, L.P...  6,781,164   27,770     4,000  22,222,222
VantagePoint Communications Partners, L.P. 13,562,330   55,544     4,000  22,222,222
VantagePoint Venture Partners III, L.P....    168,218       --     1,306   7,255,556
VantagePoint Venture Partners III(Q), L.P.  1,361,037       --    10,694  59,411,111

VantagePoint Associates, L.L.C. is the general partner of VantagePoint Venture
             Partners 1996, L.P. VantagePoint Communications Associates, L.L.C. is the general partner of VantagePoint Communications Partners, L.P. VantagePoint Venture Associates III, L.L.C. is the general partner of VantagePoint Venture Partners III, L.P. and VantagePoint Venture Partners III(Q), L.P. Mr. Marver and Alan E. Salzman are managing members, and Mr. Marshall is a member, of each of these general partner entities. Messrs. Marver and Salzman may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaim beneficial ownership of such shares, except to the extent of their respective proportionate pecuniary interest therein.

(13) Includes 1,673, 218, 234, 1,341 and 92 shares of Series Y preferred stock held by Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners II (QP), L.P., Columbia Cardinal Partners, LLC, Columbia Broadslate Partners, LLC and Columbia Capital Equity Partners III (AI), L.P., respectively. Does not include 2,203.9, 289, 309.9, 1,767 and 122.2 additional shares of Series Y preferred stock that Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners II (QP), L.P., Columbia Cardinal Partners, LLC, Columbia Broadslate Partners, LLC and Columbia Capital Equity Partners III (AI), L.P., respectively, have agreed to purchase pursuant to the Series Y preferred stock purchase agreement. Columbia Capital Equity Partners III, L.P. is the general partner of Columbia Capital Equity Partners III (QP), L.P. and Columbia Capital Equity Partners III (AI), L.P. Columbia Capital Equity Partners, LLC is the general partner of Columbia Capital Equity Partners II (QP), L.P. Columbia Capital, LLC is the manager of Columbia Cardinal Partners, LLC. Columbia Capital III, LLC is the manager of Columbia Broadslate Partners, LLC and the general partner of Columbia Capital Equity Partners III, L.P. Mr. Hopper is a managing member of Columbia Capital III, LLC, Columbia Capital Equity Partners, LLC and Columbia Capital, LLC.

(14) Does not include 2,131 additional shares of Series Y preferred stock that The Lafayette Investment Fund, L.P. has agreed to purchase pursuant to the Series Y preferred stock purchase agreement.

(15) Includes 390, 10, 25 and 4 shares of Series Y preferred stock held by Charles River Partnership X, A Limited Partnership, Charles River Partnership X-A, A Limited Partnership, Charles River Friends X-B, LLC and Charles River Friends X-C, LLC, respectively. Does not include 515, 14.8,
     34.7 and 6.5 additional shares of Series Y preferred stock that Charles River Partnership X, A Limited Partnership, Charles River Partnership X-A, A Limited Partnership, Charles River Friends X-B, LLC and Charles River Friends X-C, LLC, respectively, have agreed to purchase pursuant to the Series Y preferred stock purchase agreement. Charles River X GP, LLC is the general partner Charles River Partnership X, A Limited Partnership and Charles River Partnership X-A, A Limited Partnership, and Charles River Friends, Inc. is the manager of Charles River Friends X-B, LLC and Charles River Friends X-C, LLC.

(16) Does not include 1,137 additional shares of Series Y preferred stock that N.I.G.--Broadslate, Ltd. has agreed to purchase pursuant to the Series Y preferred stock purchase agreement. George Nasra is the manager of N.I.G.--Broadslate, Ltd.

(17) See Notes 1 through 11. Also includes shares owned by executive officers and shares issuable to executive officers in connection with options which are exercisable within 60 days after February 28, 2002.

                               -----------------

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   Our board of directors met nineteen times and took action by written consent one time during the fiscal year ended December 31, 2001. Each of the directors attended at least 75% of the aggregate of all meetings of the board of directors and all committees of the board of directors on which he then served held during fiscal 2001, except for Mr. Seifert, who attended approximately 70% of such meetings.

   Our compensation committee consists of Messrs. Gilbertson, Keeler and Seifert. The compensation committee is responsible for developing executive compensation policies and advising the DSL.net board of directors with respect to such policies and administers our stock plans, including our 1999 Stock Plan, our 1999 Employee Stock Purchase Plan, and our 2001 Stock Plan. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. The compensation committee met eight times and did not act by written consent during fiscal 2001.

   Our audit committee consists of Messrs. Gilbertson, Keeler and Seifert. It is responsible for reviewing the financial reports and other financial information provided by DSL.net to you or to the general public; reviewing the adequacy of DSL.net's internal controls, the independence of DSL.net's independent auditor, and DSL.net's process of compliance with laws and any codes of conduct adopted by DSL.net; and periodically reviewing DSL.net's processes for producing financial data and identifying any key business, financial and other risks. Our audit committee must report to the board of directors when asked to do so. The audit committee met six times and acted by written consent one time during fiscal 2001.

   Our nominating committee, which consists of Messrs. Gilbertson, Keeler and Struwas, is responsible for nominating the directors to be elected by all stockholders voting together as a single class. The nominating committee did not meet or act by written consent during fiscal 2001.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   In accordance with the DSL.net certificate of incorporation, DSL.net has three classes of directors, each serving for a three year term. Three Class II directors will be elected at this annual meeting. Each Class II director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The DSL.net certificate of incorporation also provides that as long as at least 50% of the Series X preferred stock issued under the Series X purchase agreement remains outstanding, holders of Series X preferred stock, voting as a separate series, are entitled to elect a majority of our board of directors. Holders of all classes of capital stock have the right to elect the remaining members of our board of directors.

   The VantagePoint entities, which hold all of the outstanding Series X preferred stock, have designated Messrs. Gilbertson, Hopper, Marshall and Marver to serve as the directors to be elected by holders of the Series X preferred stock. Mr. Gilbertson and Mr. Marshall, currently Class II directors, have been nominated for reelection as Class II directors. The affirmative vote of stockholders owning at least a majority of Series X preferred stock, voting separately as a series, is required to elect Mr. Gilbertson and Mr. Marshall as Class II directors.

   The nominating committee of the DSL.net board of directors has nominated Mr. Keeler as the remaining Class II director. The affirmative vote of stockholders owning of record at least a plurality of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to elect Mr. Keeler as a Class II director.

   Each of Mr. Seifert and Mr. Sun, who currently serve as Class I directors, has indicated his intent to submit his resignation as a director effective May 29, 2002, the first meeting of DSL.net's board of directors following this annual meeting. At such meeting, it is expected that our board of directors will elect Robert B. Hartnett, Jr. to serve as a Class I director effective as of May 29, 2002. As a result of Mr. Seifert's expected resignation from DSL.net's board of directors, the DSL.net board of directors expects to reconstitute its compensation and audit committees.

   Certain stockholders have entered into a stockholders agreement which provides, among others things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of the election of Messrs. Gilbertson, Keeler and Marshall as Class II directors. As of the record date, those stockholders were the record owners of:

  . approximately 76.2% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock;

  .   100% of the issued and outstanding Series X preferred stock; and

  .   100% of the issued and outstanding Series Y preferred stock.

   As a result, if all of these stockholders vote as required by the stockholders agreement at the annual meeting, Messrs. Gilbertson, Keeler and Marshall will be elected as Class II directors.

   In addition, directors and officers of DSL.net who collectively hold of record approximately 6,586,262 shares of DSL.net capital stock, representing approximately 3.6% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of the election of Messrs. Gilbertson, Keeler and Marshall as Class II directors.

   Shares represented by all proxies received by the DSL.net board of directors and not so marked as to withhold authority to vote for any individual nominee will be voted FOR the election of all the nominees named above for which they have the right to vote (unless one or more nominees are unable or unwilling to serve). The board of directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

   DSL.net's board of directors unanimously recommends that you vote FOR the election of Messrs. Gilbertson, Keeler and Marshall as Class II directors.

Occupations of Directors and Officers

   Set forth below is information relating to the directors and executive officers as of March 29, 2002:

Name                          Age                   Position
----                          --- ---------------------------------------------
David F. Struwas(1).......... 53  Chairman of the Board, Class III Director,
                                  Chief Executive Officer and Treasurer
Keith Markley................ 43  President and Chief Operating Officer
Robert J. DeSantis........... 46  Chief Financial Officer
Raymond C. Allieri........... 42  Senior Vice President, Sales and Marketing
John M. Jaser................ 42  Vice President, Technology
Walter Keisch................ 56  Vice President, Finance
Stephen Zamansky............. 31  Vice President, General Counsel and Secretary
Harry F. Hopper, III......... 48  Class I Director
William Seifert(2)(3)(4)..... 51  Class I Director
Paul K. Sun(4)............... 42  Class I Director
Robert G. Gilbertson(1)(2)(3) 60  Class II Director
Paul J. Keeler(1)(2)(3)...... 57  Class II Director
William J. Marshall.......... 46  Class II Director
James D. Marver.............. 51  Class III Director

--------
(1) Member of the nominating committee
(2) Member of the audit committee
(3) Member of the compensation committee
(4) Intends to submit his resignation as of May 29, 2002

   David F. Struwas has served as a director and our Chief Executive Officer since January 1999 and as Chairman of the Board of Directors since November 2000. Mr. Struwas also served as our President from November 1998 until November 2000. From January 1997 to August 1998, Mr. Struwas was a General Manager for Brooks Fiber-Worldcom. From May 1980 to January 1997, Mr. Struwas held various positions at Southern New England Telephone, most recently as Director of Marketing.

   Keith Markley has served as President and Chief Operating Officer since November 2000. From July 1998 to November 2000, Mr. Markley served as President, Eastern Region of Covad Communications, Inc. From June 1997 to June 1998, Mr. Markley served as the General Manager of New England Fiber Communications, Inc., a facilities CLEC which was a joint venture between Brooks Fiber Properties and CMP Communications. From June 1996 to June 1997, Mr. Markley served as the District Manager of Advanced Radio Telecommunications, Inc., a wireless broadband communications company. From June 1994 to June 1996, Mr. Markley was a Principal and Consultant for Connecticut Research, a strategic and management consulting company.

   Robert J. DeSantis has served as Chief Financial Officer since December 2001. From November 2000 to June 2001, Mr. DeSantis served as Executive Vice President of Tellium, Inc. From 1986 to October 2000, Mr. DeSantis served in various positions at Citizens Communications, most recently as Chief Financial Officer, Vice President and Treasurer.

   Raymond C. Allieri has served as Senior Vice President, Sales and Marketing since June 1999. From 1988 to 1999, Mr. Allieri held various positions at MCI WorldCom Communications Corporation, most recently as Senior Vice President, Local Market Strategy and Development.

   John M. Jaser has served as Vice President, Technology since May 1999. Mr. Jaser served as our President from March 1998 to November 1998 and was responsible for business development from November 1998 to May 1999. From January 1992 to March 1998, Mr. Jaser was the President and Chief Executive Officer of FutureComm, Inc., a consulting firm specializing in network planning, architecture and design.

   Walter Keisch has served as Vice President, Finance since March 2001. From January to March 2001, he was our Corporate Controller. From July 2000 through December 2000, Mr. Keisch served as Chief Financial Officer for a start-up e-business unit of GE Capital Real Estate. From December 1997 to October 1999 he served as Vice President of Finance, Chief Financial Officer and Secretary for E-Sync Networks, Inc., an e-business service provider. From February 1990 to July 1997 he served as Controller at Textron Lycoming/Allied Signal Aerospace, Engines Division, a gas turbine engine manufacturer.

   Stephen Zamansky has served as Vice President, General Counsel and Secretary since May 1999. From August 1997 to May 1999, Mr. Zamansky was an attorney at Day, Berry & Howard LLP. From October 1995 to August 1997, he was an attorney at Sullivan & Cromwell.

   Harry F. Hopper, III has served as a director of DSL.net since December 2001. Mr. Hopper is a Managing Member of Columbia Capital LLC, which he joined in January 1994. Columbia Capital is a venture capital firm with an investment focus on communications services, network infrastructure and technologies, and communications software. Mr. Hopper is also a director of Pegasus Communications, a satellite television and broadband service provider, and the following private companies: Affinity, Inc., a web hosting company; Pihana Pacific Corporation, a Pan-Asian Internet peering and data center company; Metro PCS, Inc., a wireless service provider; and Xemod, Inc., a producer of next-generation linear power amplifiers.

   William Seifert has served as a director since April 1999. Mr. Seifert has been a General Partner of Prism Ventures Partners since October 1998. From November 1997 to October 1998, Mr. Seifert was a consultant and private investor. Mr. Seifert founded Agile Networks, Inc. in November 1991 and served as its Chief Executive Officer until November 1997. Previously, he was a founder and Chief Technology Officer of Wellfleet Communications, and a founder of Interlan, Inc. Mr. Seifert is a director of Digital Lightwave, Inc.

   Paul K. Sun has served as a director since January 1999. Mr. Sun has been the Chairman, Chief Executive Officer and President of Motia, Inc., a wireless communications company, since November 2000. Mr. Sun served as Chairman of our board of directors from February 1999 until November 2000. In addition, he also served as Chief Technology Officer from December 1998 to November 2000. From February 1997 to December 1998, Mr. Sun was a Director at PairGain Technologies,Inc. From December 1995 to February 1997, he was President and Chief Executive Officer of Avidia Systems, Inc., an ATM switch vendor, which was acquired by PairGain Technologies, Inc. in February 1997. From 1989 to 1995, Mr. Sun held various positions at TranSwitch Corporation, a now-public telecommunications-oriented semiconductor company, most recently as Manager of ATM Development.

   Robert Gilbertson has served as a director since January 1999. He has been a venture investor since 1996. From October 1999 through June 2001, he served as a venture Partner and consultant at Sprout Group, a venture affiliate of Credit Suisse First Boston. In addition, Mr. Gilbertson has served as Chairman of the board of directors of Network Computing Devices, Inc. since August 31, 1999 and as President and Chief Executive Officer from May 1996 to August 31, 1999. From April 1996 to April 1997, Mr. Gilbertson also served as Chairman of Avidia Systems Inc. From January 1992 to May 1996, Mr. Gilbertson served as President and a director of CMX Systems, Inc., a manufacturer of precision measurement and positioning products.

   Paul J. Keeler has served as a director since June 2001. Mr. Keeler is a private consultant to technology, telecommunications and financial service ventures. From February 1994 to February 2001, Mr. Keeler was a Principal and Head of Global Sales and Service for Morgan Stanley Capital International, a joint venture between Morgan Stanley & Company, Inc. and Capital Group Companies. Prior to that, Mr. Keeler served as Vice President of Morgan Stanley Technology Services; President, Chief Executive Officer and Vice Chairman of Tianchi Telecommunications Corp.; President and Chief Operating Officer of Westinghouse Communications Software, Inc.; and Vice President of Strategic Accounts and Business Development for Reuters Holdings, PLC.

   William J. Marshall has served as a director since January 1999. Mr. Marshall has been a partner at VantagePoint Venture Partners since 1998. From 1986 to 1997, Mr. Marshall directed Bear Stearns & Co.'s communication technology strategy, as Senior Managing Director, Chief Technology Officer and Head of the Communications Technologies Group. Mr. Marshall was also an early employee at MCI Communications during its high revenue growth years from $70 million to over $4.0 billion annually. He is a co-founder of the ATM Forum and was also a Board member of the Securities Industry Association Technology Committee. Mr. Marshall is a graduate of New York University in Finance and Computer Applications and Information Systems (BS) and the Harvard Management Program in Strategic Technology and Business Development.

   James D. Marver has served as a director since April 1999. Mr. Marver has been a Managing Partner at VantagePoint Venture Partners since co-founding the firm in 1996. From 1988 to 1996, Mr. Marver was Senior Managing Director and Head of the Global Technology Group at Bear Stearns & Co. Inc., as well as Head of the San Francisco Investment Banking office. Prior to Bear Stearns, he served as a Managing Director, Co-Head of Technology and Head of the San Francisco corporate finance office at L.F. Rothschild, Unterberg, Towbin. Earlier in his career, he was an investment banker with Goldman Sachs and a senior consultant with SRI International (formerly Stanford Research Institute). Mr. Marver earned a B.A. from Williams College (cum laude, Phi Beta Kappa) and Ph.D. from the University of California at Berkeley.

     COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Summary Compensation Table

   The following summary compensation table sets forth the total compensation paid or accrued for the 2001 fiscal year for our named executive officers, including our Chief Executive Officer, the four other most highly compensated executive officers who were serving as of December 31, 2001, and one individual would have been one of our four most highly compensated officers had he served as an officer on December 31, 2001.

                          SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                    Compensation
                                                                             ------------------------
                                                                             Securities
                                                                Restricted   Underlying    All Other
  Name and Principal Position     Year Salary ($) Bonus ($)   Stock Award(s)  Options   Compensation ($)
  ---------------------------     ---- ---------- ---------   -------------- ---------- ----------------
David F. Struwas................. 2001  200,000         --          --       1,450,000           --
  Chairman of the Board, Chief
  Executive Officer and           2000  192,308         --          --              --           --
  Treasurer                       1999  123,244         --          --              --       44,585(1)

Keith Markley.................... 2001  200,000         --          --       1,450,000           --
  President and Chief Operating   2000   26,923    150,000          --       1,300,000           --
  Officer

Raymond C. Allieri............... 2001  168,148         --          --         500,000           --
  Senior Vice President, Sales    2000  140,506     50,000(2)       --              --       67,306(3)
  and Marketing                   1999   89,450     45,000          --         933,100           --

John M. Jaser.................... 2001  138,071         --          --         250,000           --
 Vice President, Technology       2000   86,538         --          --              --           --
                                  1999   75,250         --          --              --           --

John Krasko(4)................... 2001  179,038         --          --          50,000           --
 Vice President, Operations       2000  112,500         --          --              --           --

Stephen Zamansky................. 2001  164,423         --          --         550,000           --
  Vice President, General         2000  136,347         --          --          80,000           --
  Counsel and Secretary           1999   65,192     30,000          --         239,960           --

--------
(1) Consists of an amount equal to the fair market value of common stock, as determined by your board of directors, awarded in March 1999, plus an amount equal to taxes due on such amount. Based upon subsequent events such as the issuance of our Series C preferred stock (which later converted into common stock in connection with our initial public offering in October
    1999) we have recorded noncash stock compensation expense of $602,587 relating to these shares of common stock.

(2) Such amount was paid in 2001.

(3) Consists of an amount paid to Mr. Allieri for reimbursement of relocation expenses.

(4) Mr. Krasko's employment by DSL.net began on March 20, 2000. As of November 2001, Mr. Krasko ceased to be employed by DSL.net. All of his options granted in 2001 were cancelled as of such date.

Option Grants in Last Fiscal Year

   The following table provides information concerning grants of options to purchase common stock made during the period from January 1, 2001 through December 31, 2001 to the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                            Potential
                      Number of                                                Net
                      Securities   Options                                 Realizable
                      Underlying  Granted to    Exercise                    Value(4)
                       Options   Employees in Price or Base Expiration -------------------
Name                   Granted   Fiscal Year    Price ($)      Date       5%       10%
----                  ---------- ------------ ------------- ---------- -------- ----------
David F. Struwas(1).. 1,450,000     15.75%        $0.62      11/28/11  $565,376 $1,432,774
Keith Markley(1)..... 1,450,000     15.75%        $0.62      11/28/11  $565,376 $1,432,774
Raymond C. Allieri(1)   500,000      5.43%        $0.62      11/28/11  $194,957 $  494,060
John Jaser (1).......   250,000      2.72%        $0.62      11/28/11  $ 97,477 $  247,030
John Krasko(2).......    50,000      0.54%        $2.13      02/16/11  $ 66,820 $  169,335
Stephen Zamansky(3)..    50,000      0.54%        $2.13      02/16/11  $ 19,496 $   49,406
Stephen Zamansky(1)..   500,000      5.43%        $0.62      11/28/11  $194,957 $  494,060

--------
(1) These options become exercisable with respect to 16.67% of the total number of such shares on May 29, 2002. Thereafter, approximately 2.78% of the total number of such shares become exercisable monthly over the next 30 months.

(2) As of November 2001, Mr. Krasko ceased to be employed by DSL.net. All options to purchase DSL.net common stock granted to Mr. Krasko in 2001 were cancelled as of such date.

(3) These options become exercisable with respect to 25% of the total number of such shares on February 16, 2002. Thereafter, approximately 2.08% of the total number of such shares become exercisable monthly over the next 36 months.

(4) We recommend caution in interpreting the financial significance of the figures representing the potential realizable value of the stock options. Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no guarantee that the market value of the common stock will reflect the rates of appreciation assumed in this table at the time that the options are exercisable.

Option Exercises and Fiscal Year End Values

   The following table sets forth information regarding the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2001. No named executive officer exercised options during the fiscal year ended December 31, 2001.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                          Number of Securities
                         Underlying Unexercised     Value of Unexercised
                               Options at          In-the-Money Options at
                            December 31, 2001       December 31, 2001(1)
                        ------------------------- -------------------------
     Name               Exercisable Unexercisable Exercisable Unexercisable
     ----               ----------- ------------- ----------- -------------
     David F. Struwas..        --     1,450,000          --     $733,700
     Keith Markley.....   379,160     2,370,840          --     $733,700
     Raymond C. Allieri   583,186       616,639    $350,436     $323,088
     John Jaser........        --       250,000          --     $126,500
     John Krasko(2)....    73,957            --          --           --
     Stephen Zamansky..   264,959       605,001    $117,123     $253,000

--------
(1) Value is based on the difference between the option exercise price and $1.26, the fair market value of the DSL.net common stock on December 31, 2001 multiplied by the number of shares of common stock underlying the options.

(2) As of November 2001, Mr. Krasko ceased to be employed by DSL.net. All options to purchase DSL.net common stock granted to Mr. Krasko have expired without exercise.

                              BOARD OF DIRECTORS
                       REPORT ON EXECUTIVE COMPENSATION

Introduction

   The compensation committee of the board of directors is responsible for developing executive compensation policies and advising your board of directors with respect to such policies, and administering our stock option plans and our employee stock purchase plan. Messrs. Gilbertson, Keeler and Seifert, all non-employee directors, are currently the members of the compensation committee. The committee's goal is to create and implement a compensation program which will attract and retain talented executives and provide incentives to management to enhance DSL.net's performance by basing a significant portion of annual and long-term compensation on performance. All decisions of the compensation committee are currently subject to the review and approval of your board of directors.

Executive Compensation Program

   DSL.net's executive compensation program consists of two elements: salary and equity interests in the form of restricted stock or stock options. In addition, our board of directors has authority to grant bonuses in its discretion. This program applies to DSL.net's key management positions, including the position of chief executive officer. All of DSL.net's executives also are eligible for employee benefits offered to all DSL.net employees, including life, health, disability and dental insurance, and DSL.net's 401(k) profit sharing plan and the DSL.net employee stock purchase plan.

   Salary. The compensation committee reviews and approves cash compensation for the chief executive officer and all other executive officers' salaries. The compensation committee's policy is to establish base salaries after considering amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of DSL.net. In addition, the base salaries take into account DSL.net's performance relative to comparable companies.

   The salary compensation of the executive officers is based upon their qualifications, experience and responsibilities, as well as on the attainment of planned objectives. The chief executive officer makes recommendations to the compensation committee regarding executive compensation levels. During 2001, the chief executive officer made recommendations for salary increases for the other executive officers, and the compensation committee and the board of directors approved salary increases ranging from 7.79% to 55.6% to three of DSL.net's executive officers.

   Equity Interests. Executives are eligible to receive stock option grants or other stock awards under DSL.net's 1999 Stock Plan. Assuming you approve Proposal 6 included in this proxy statement, executives also will be eligible to receive stock options or other stock awards under DSL.net's amended and restated 2001 Stock Plan. As of February 28, 2002, 265,917 shares remained available for grant under the 1999 Stock Plan and 1,015,075 shares remained available for grant under the 2001 Stock Plan. The 1999 Stock Plan and the 2001 Stock Plan, as proposed to be amended, are designed to provide long-term performance and retention incentives for top management and other employees. An executive's participation in this program is determined by the compensation committee and approved by the board of directors.

   Executives participating in the 1999 Stock Plan receive stock option grants in amounts determined by the compensation committee. The stock options granted to executives under the 1999 Stock Plan have an exercise price equal to the fair market value of DSL.net's common stock at the time of grant. Assuming you approve Proposal 6 described in this proxy statement, executives participating in the amended and restated 2001 Stock Plan will also be eligible to receive stock option grants in amounts determined by the compensation committee. Currently, options granted to existing executives are generally exercisable as to 16.67% of the total number of option shares on the day after the six-month anniversary of the date of grant of the options, and monthly thereafter become exercisable as to approximately 2.78% of the total number of option shares. Options granted to new executives are generally exercisable as to 25% of the total number of option shares on the one-year anniversary of such executive's start date, and monthly thereafter become exercisable as to approximately 2.08% of the total number of option shares.

Chief Executive Officer's Compensation

   Mr. Struwas' compensation for fiscal 2001 was determined in accordance with the executive compensation program described above.

   Salary.  Mr. Struwas received $200,000 in salary during fiscal 2001.

   Equity Interests. Mr. Struwas held 3,075,100 shares of DSL.net common stock as of March 27, 2002. In November 2001, the compensation committee granted Mr. Struwas options to purchase 1,450,000 shares of DSL.net common stock at an exercise price of $0.62 per share. This grant was approved by the board of directors (other than Mr. Struwas, who abstained from such vote). These options become exercisable with respect to 16.67% of the total number of these shares on May 29, 2002. Thereafter, approximately 2.78% of the total number of the option shares become exercisable monthly over the next 30 months.

   Bonus.  Mr. Struwas did not receive a bonus in fiscal 2001.

   Mr. Struwas's total compensation for fiscal 2001 is set out in detail in the Summary Compensation Table above.

Compliance with Internal Revenue Code Section 162(m)

   In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, DSL.net cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. DSL.net has considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is DSL.net's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

        Compensation Committee and Board of Directors of DSL.net, Inc.

                               David F. Struwas
                             Robert G. Gilbertson
                             Harry F. Hopper, III
                                Paul J. Keeler
                              William J. Marshall
                                James D. Marver
                                William Seifert
                                  Paul K. Sun

Certain Relationships and Related Transactions

   On November 14, 2001, DSL.net entered into the Series X preferred stock purchase agreement with VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. relating to the sale and purchase of up to an aggregate of 20,000 shares of Series X preferred stock of DSL.net at a purchase price of $1,000 per share. Subject to the terms and conditions of the purchase agreement, on November 14, 2001, DSL.net sold an aggregate of 6,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $6,000,000, on December 12, 2001, DSL.net sold an aggregate of 4,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $4,000,000, and on March 1, 2002, DSL.net sold an aggregate of 10,000 shares of Series X preferred stock to the VenturePoint entities for an aggregate purchase price of $10,000,000. No additional shares of Series X preferred stock may be issued under the Series X purchase agreement. William J. Marshall and James D. Marver, two of DSL.net's current directors, are members, and, with respect to Mr. Marver, a managing member, of the general partners of each of the VantagePoint entities. See "Recent Financings--Series X Preferred Stock Financing" and "Interests Of Certain Persons In The Matters To Be Acted Upon."

   On December 24, 2001, DSL.net entered into the Series Y preferred stock purchase agreement with Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners II (QP), L.P., The Lafayette Investment Fund, L.P., Charles River Partnership X, A Limited Partnership and N.I.G.--Broadslate, Ltd. relating to the sale and purchase of up to an aggregate of 15,000 shares of Series Y preferred stock of DSL.net at a purchase price of $1,000 per share. On December 28, 2001, DSL.net sold an aggregate of 6,469 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement for an aggregate purchase price of $6,469,000. The Series Y investors (or their assignees) have agreed to purchase an additional 8,531 shares of Series Y preferred stock in a subsequent closing occurring after DSL.net has obtained stockholder approval of Proposals 2, 3 and 5 described in this proxy statement and only if DSL.net is not subject to any voluntary or involuntary bankruptcy proceedings. Mr. Hopper, an affiliate of the Columbia Capital entities, is also a member of our board of directors. See "Recent Financings--Series Y Preferred Stock Financing" and "Interests Of Certain Persons In The Matters To Be Acted Upon."

   In January 2002, DSL.net acquired digital subscriber lines, T1 and virtual private network customers located in parts of Florida, Tennessee, Virginia, North Carolina and Pennsylvania from Broadslate Networks, Inc. for an aggregate purchase price of approximately $800,000, including a $650,000 initial payment and $150,000 to be paid after a transition period, subject to certain adjustments. DSL.net stockholders, comprised of the five Columbia Capital entities, in the aggregate, own in excess of 10% of the capital stock of Broadslate. Mr. Hopper, an affiliate of the Columbia Capital entities, is a member of our board of directors. Mr. Hopper was also a director of Broadslate until February 2002.

Compensation Committee Interlocks and Insider Participation

   The compensation committee of our board of directors, which in fiscal 2001 was comprised of Messrs. Gilbertson and Seifert and, as of December 2001, Mr. Keeler, reviewed salaries and incentive compensation for our executive officers during fiscal 2001. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers served as a director or member of our compensation committee.

Compensation of Directors

   During the fiscal year ended December 31, 2001, directors received no cash compensation for their services as directors, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings. In June 2001, Mr. Keeler was granted an option to purchase 50,000 shares of DSL.net common stock at an exercise price of $0.81 per share. These options become exercisable with respect to approximately 2.08% of the total number of shares monthly over 48 months beginning July 2001. In November 2001, we granted options to purchase 100,000 shares of DSL.net common stock to each of our non-employee directors at an exercise price of $0.62 per share. These options become exercisable with respect to approximately 2.78% of the total number of shares over 36 months beginning December 28, 2001.

                              BOARD OF DIRECTORS
                            AUDIT COMMITTEE REPORT

   Our board of directors' audit committee was comprised of Messrs. Gilbertson, Marshall and Seifert until June 2001. In June 2001, Mr. Keeler replaced Mr. Marshall as a member of the audit committee. The members are not officers or employees of DSL.net, and Messrs. Gilbertson, Keeler and Seifert are considered independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The board has determined that Mr. Marshall is not independent under this rule, because he is a member of the general partner of the VantagePoint entities, which in the aggregate own beneficially more than 20% of our outstanding capital stock. The board of directors has adopted a written charter of the audit committee, a copy of which is attached as Appendix A to this proxy statement.

   The audit committee held six meetings during 2001. During three of these meetings, the committee discussed DSL.net's audited financial statements for the fiscal year ended December 31, 2000. In addition, the audit committee held two meetings during the first quarter of 2002, during which it reviewed DSL.net's audited financial statements for the fiscal year ended December 31, 2001 and discussed them with management and PricewaterhouseCoopers LLP, DSL.net's independent public accountants. The audit committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The audit committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and this information was discussed with PricewaterhouseCoopers LLP.

   Based on its review of the financial statements and these discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in DSL.net's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

          Audit Committee of the Board of Directors of DSL.net, Inc.

                             Robert G. Gilbertson
                                Paul J. Keeler
                                William Seifert

                            STOCK PERFORMANCE GRAPH

   The following graph compares the monthly change in the cumulative total stockholder return on DSL.net's common stock during the period from our initial public offering (October 6, 1999) through December 31, 2001, with the cumulative total return on (i) the Nasdaq Stock Market and (ii) the Nasdaq Telecommunications Index. The comparison assumes that $100 was invested on October 6, 1999 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN AMONG
             DSL.NET INC., THE NASDAQ MARKET INDEX, AND THE NASDAQ
                        TELECOMMUNICATIONS INDEX (1)(2)

                                    [CHART]

            DSL.NET, Inc.  NASDAQ Stock Market (U.S.)  NASDAQ Telecommunications
10/6/99     100.00         100.00                      100.00
10/99       128.33         103.76                      113.06
11/99       251.67         116.38                      120.64
12/99       192.51         141.98                      139.82
1/00        279.17         136.74                      139.40
2/00        373.33         162.76                      152.99
3/00        294.17         159.40                      148.43
4/00        133.33         134.07                      120.94
5/00         84.17         117.90                      101.10
6/00        137.51         138.60                      117.17
7/00         65.84         131.08                      104.27
8/00         81.67         146.58                      106.01
9/00         40.84         127.54                       93.54
10/00        35.00         117.06                       81.69
11/00        14.17          90.19                       59.42
12/00         7.08          85.40                       59.55
1/01         26.67          95.76                       74.76
2/01         27.51          74.14                       59.57
3/01         12.92          63.75                       52.47
4/01         18.00          73.26                       54.54
5/01         10.53          73.17                       51.28
6/01         10.93          75.13                       49.68
7/01         12.73          70.35                       45.05
8/01          4.00          62.69                       39.87
9/01          2.00          52.13                       36.18
10/01         6.40          58.81                       35.32
11/01         6.80          67.19                       39.03
12/01        16.80          67.76                       39.87

--------
(1) This graph is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of DSL.net under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but DSL.net is not responsible for any errors or omissions in such information.

                                  PROPOSAL 2

               AUTHORIZATION OF ISSUANCE OF UP TO AN ADDITIONAL
                   8,531 SHARES OF SERIES Y PREFERRED STOCK

   The Series Y preferred stock purchase agreement provides for the issuance and sale of up to 15,000 shares of Series Y preferred stock at a price of $1,000 per share. On December 28, 2001, we sold an aggregate of 6,469 shares of Series Y preferred stock, which was the maximum number of shares we could sell without obtaining the required stockholder approvals under the Nasdaq Marketplace Rules. You are being asked to consider and act upon a proposal to approve the issuance of up to an additional 8,531 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement and the shares of common stock to be issued upon conversion of such shares of Series Y preferred stock. We currently intend to use the proceeds from the Series Y preferred stock financing to repay the promissory notes issued to the Series Y investors and for working capital and other general corporate purposes, which may include acquisitions of complementary businesses or assets.

   Nasdaq Marketplace Rule 4350(i)(1) requires that a company with shares traded on the Nasdaq National Market obtain stockholder approval in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into, or exercisable for, common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. For purposes of this rule, the shares of common stock issuable upon conversion of the outstanding shares of Series X preferred stock are not included in the calculation of shares of common stock outstanding.

   If the proposed amendment to our certificate of incorporation described in this proxy statement to increase the authorized shares of common stock and capital stock is approved by you and implemented, the additional 8,531 shares of Series Y preferred stock issuable under the Series Y preferred stock purchase agreement, together with the 6,469 outstanding shares of Series Y preferred stock, will become convertible into an aggregate of 30,000,000 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits. Each share of Series Y preferred stock has the right to 978.5 votes. If the additional 8,531 shares of Series Y preferred stock issuable under the Series Y preferred stock purchase agreement are issued, these shares, together with the 6,469 outstanding shares of Series Y preferred stock, will be entitled to an aggregate of 14,677,500 votes. The issuance of the additional 8,531 shares of Series Y preferred stock contemplated by the Series Y preferred stock purchase agreement, therefore, will result in the issuance by us of both more than 20% of our common stock outstanding, and more than 20% of the voting power of our common stock outstanding, before the issuance of the Series Y preferred stock. In addition, the common stock equivalent price per share of the Series Y preferred stock on December 24, 2001, the date the Series Y preferred stock purchase agreement was entered into, was less than the greater of the book or market value of the DSL.net common stock. As a result, under the Nasdaq Marketplace Rules, the issuance of the additional 8,531 shares of Series Y preferred stock contemplated by the Series Y preferred stock purchase agreement requires the approval of our stockholders.

   The issuance of additional shares of Series Y preferred stock under the Series Y preferred stock purchase agreement is subject to the satisfaction or waiver by both the Series Y investors and us of certain conditions, including the approval of this proposal by our stockholders. Also, the entire principal and accrued interest then outstanding under the promissory notes issued by DSL.net on December 28, 2001 in an aggregate principal amount of $3,531,000 become due and payable on July 1, 2002 if all of the Series Y preferred stock has not been sold by June 30, 2002, other than as a result of the breach by any of the Series Y investors of their obligations under the Series Y preferred stock purchase agreement to purchase additional shares of Series Y preferred stock or under the voting agreement to vote their shares of DSL.net capital stock FOR each of Proposals 2, 3 and 5 described in this proxy statement.

   The affirmative vote of "disinterested" DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve the issuance of up to an additional 8,531 shares of Series Y preferred stock and the common stock to be issued upon conversion of such Series Y preferred stock. Under Nasdaq National Market guidelines, any DSL.net stockholder that has a right to purchase any portion of the additional 8,531 shares of Series Y preferred stock is not "disinterested" and votes with respect to such a stockholder's Series Y preferred stock will not be included in determining whether the required approval has been obtained.

   Certain stockholders have entered into voting agreements which provide, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 3 and 5 described in this proxy statement. As of the record date, these stockholders owned of record outstanding DSL.net capital stock representing approximately 72.7% of the combined voting power of the issued and outstanding DSL.net capital stock (excluding shares of Series Y preferred stock held of record by stockholders who as of the record date are not "disinterested" under Nasdaq National Market guidelines). As a result, if all of those stockholders vote as required by the voting agreements at the annual meeting, this proposal will be approved.

   In addition, directors and officers of DSL.net who collectively hold of record approximately 6,586,262 shares of DSL.net capital stock, representing approximately 3.6% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

   DSL.net's board of directors recommends that you vote FOR the approval of the issuance of up to an additional 8,531 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement and the shares of common stock to be issued upon conversion of such shares of Series Y preferred stock.

                                  PROPOSAL 3

        AMENDMENT OF DSL.NET'S CERTIFICATE OF INCORPORATION TO INCREASE
            THE AUTHORIZED SHARES OF COMMON STOCK AND CAPITAL STOCK

   DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, an amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of capital stock from 220,000,000 shares to 420,000,000 shares. You are being asked to consider and act upon a proposal to approve that proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation. As proposed to be amended, the full text of paragraph A of
Article IV of the certificate of incorporation would read as follows:

      A. Classes of Stock. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is 420,000,000 shares, of which 400,000,000 shares shall be Common Stock with a par value of $.0005 per share and 20,000,000 shares shall be Preferred Stock with a par value of $.001 per share.

   As of February 28, 2002, there were 64,851,466 shares of common stock issued and outstanding. In addition, DSL.net's board of directors has reserved 111,111,111 shares of common stock for issuance upon conversion of shares of Series X preferred stock, 83,314 shares of common stock for issuance in connection with the exercise of outstanding warrants and 15,401,839 shares of common stock for issuance pursuant to DSL.net's stock option plans and stock purchase plan. After giving effect to those reservations, DSL.net had only 8,552,270 shares of common stock available for issuance.

   On December 24, 2001, we entered into the Series Y preferred stock purchase agreement, which provides for the issuance and sale of up to 15,000 shares of Series Y preferred stock. On December 28, 2001, we sold an aggregate of 6,469 shares of Series Y preferred stock. Shares of Series Y preferred stock are not convertible into

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shares of common stock until our certificate of incorporation is amended to increase the number of authorized shares of DSL.net common stock to at least 250,000,000. If the proposals described in this proxy statement (including this proposal) are approved by you and implemented, the 15,000 shares of Series Y preferred stock issuable under the Series Y preferred stock purchase agreement will become convertible into an aggregate of 30,000,000 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits.

   The issuance of additional shares of Series Y preferred stock under the Series Y preferred stock purchase agreement is subject to the satisfaction or waiver by both the Series Y investors and us of certain conditions, including the approval of this proposal by our stockholders. Also, the entire principal and accrued interest then outstanding under the promissory notes issued by DSL.net on December 28, 2001 in an aggregate principal amount of $3,531,000 become due and payable on July 1, 2002 if all of the Series Y preferred stock has not been sold by June 30, 2002, other than as a result of the breach by any of the Series Y investors of their obligations under the Series Y preferred stock purchase agreement to purchase additional shares of Series Y preferred stock or under the voting agreements to vote their shares of DSL.net capital stock FOR Proposals 2, 3 and 5 described in this proxy statement.

   We believe that the increase in the number of authorized shares of common stock is in the best interests of DSL.net and its stockholders. This proposed amendment is not conditioned upon your approval of any other proposal described in this proxy statement. The additional authorized common stock will increase the number of shares that are available for corporate purposes, including financings, acquisitions and equity-based incentive compensation plans. The availability of an adequate supply of authorized and unissued shares of common stock provides us flexibility by allowing shares to be issued without the expense and delay of a special stockholders meeting, unless stockholder action is otherwise required. We engage in discussions and negotiations regarding potential financings and acquisitions that may involve the issuance of additional shares of our capital stock from time to time. We do not currently have any commitments to issue of any shares of our capital stock in connection with any financing or acquisition, other than:

  . commitments to issue up to an additional 8,531 shares of Series Y preferred stock as contemplated by the Series Y preferred stock purchase agreement, and

  . commitments to issue shares of common stock upon conversion of shares of Series X and Series Y preferred stock issued or issuable by us.

   Under Delaware law, DSL.net's board of directors generally may issue authorized but unissued shares of common stock without stockholder approval. DSL.net's board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which DSL.net's securities may then be listed, or DSL.net's certificate of incorporation or by-laws then in effect. Frequently, opportunities arise that require prompt action, and DSL.net believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of DSL.net and its stockholders.

   The additional common stock to be authorized by approval of this proposal would have identical rights to the currently outstanding common stock. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. Approval of this proposal and issuance of the additional shares of common stock would not affect the rights of the holders of the currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding. A summary of the terms of the common stock is set forth under "Description of Capital Stock--Common Stock."

   Although the increase in authorized but unissued shares of common stock could, under certain circumstances, have the effect of deterring attempts to acquire control of DSL.net, we believe that the increase in the number of authorized shares is essential to the achievement of corporate objectives. The proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures. DSL.net is not presently aware of any pending or proposed takeover attempt.

   The affirmative vote of DSL.net stockholders owning of record a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve the amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

   Certain stockholders have entered into voting agreements which provide, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 3 and 5 described in this proxy statement. As of the record date, those stockholders owned of record outstanding DSL.net capital stock representing approximately 76.2% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock. As a result, if all of those stockholders vote as required by the voting agreements at the annual meeting, this proposal will be approved.

   In addition, directors and officers of DSL.net who collectively hold of record approximately 6,586,262 shares of DSL.net capital stock, representing approximately 3.6% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

   DSL.net's board of directors unanimously recommends that you vote FOR the approval of the proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of capital stock from 220,000,000 shares to 420,000,000 shares.

                                  PROPOSAL 4

        AMENDMENT OF DSL.NET'S CERTIFICATE OF INCORPORATION TO PROVIDE
          THAT HOLDERS OF PREFERRED STOCK MAY ACT BY WRITTEN CONSENT

   DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, an amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent. You are being asked to consider and act upon a proposal to approve that proposed amendment to Article VII of DSL.net's certificate of incorporation. The full text of Article VII as proposed to be amended would read as follows:

      Holders of the Common Stock may not take any action by written consent in lieu of a meeting. Except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of Preferred Stock (including the Series X Preferred Stock and the Series Y Preferred Stock), when voting or acting as a separate class or series, may take action by written consent in lieu of a meeting.

   The Series X and Series Y preferred stock vote with all other classes and series of capital stock of DSL.net as a single class on all actions to be taken by DSL.net stockholders, except as otherwise provided by the DSL.net certificate of incorporation, by-laws or Delaware law. The terms of each of the Series X and Series Y preferred stock provide that holders of each series vote separately as a class with respect to certain matters. For so long as 50% of the shares of Series X preferred stock issued under the Series X purchase agreement remain outstanding, the holders of Series X preferred stock vote separately as a class to elect a majority of the members of DSL.net's board of directors. In addition, so long as at least 25% of the shares of each of the Series X and Y preferred stock originally issued remain outstanding, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of such series of preferred stock, voting as a separate series, DSL.net is not permitted to:

  . authorize or issue, or obligate itself to issue, any equity-related securities having rights, preferences or privileges senior to such series of preferred stock;

  . alter or change the rights, preferences or privileges of such series of preferred stock so as to adversely affect the shares of such series of preferred stock; or

  .   authorize any reclassification of such series of preferred stock.

   In addition, until the proposed amendments to our certificate of incorporation described in Proposal 5 in this proxy statement relating to the amendment of the terms of the Series X preferred stock are approved by you and implemented and assuming such approval and implementation, through June 28, 2002, so long as at least 25% of the shares of Series X preferred stock originally issued remain outstanding, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series X preferred stock, voting as a separate series, DSL.net is not permitted to authorize or issue, or obligate itself to issue, any equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock. A summary of the terms of the Series X and Series Y preferred stock, including a summary of the voting rights of each series, is set forth under "Description of Capital Stock--Preferred Stock." Finally, Delaware law may provide holders of different classes or series of capital stock of a corporation with certain voting rights with respect to certain matters.

   As noted above, opportunities frequently arise that require prompt action. A specific transaction may trigger the special voting rights of the Series X or Series Y preferred stock described above, while not requiring the consent of all stockholders. DSL.net believes that the delay and expense necessitated by requiring a stockholders meeting when the consent of only one or more series of the preferred stock is required could be to the detriment of DSL.net and its stockholders. An amendment to the DSL.net certificate of incorporation to provide that except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of preferred stock may act by written consent could enable DSL.net to proceed with the transaction without undue delay and expense. For these reasons, the board of directors approved this Proposal 4, subject to your approval.

   The affirmative votes of DSL.net stockholders owning of record (i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a class, and (iii) a majority of the issued and outstanding Series Y preferred stock, voting separately as a class, are required to approve the amendment to Article VII of DSL.net's certificate of incorporation to provide that except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of DSL.net preferred stock may act by written consent.

   Directors and officers of DSL.net who collectively beneficially own approximately 145,621,782 shares of DSL.net common stock, 20,000 shares of Series X preferred stock and 6,469 shares of Series Y preferred stock, representing approximately 79.0% of the combined voting power of the issued and outstanding DSL.net capital stock, 100% of the issued and outstanding Series X preferred stock and 55.0% of the issued and outstanding Series Y preferred stock, have indicated their present intention to vote such shares in favor of this proposal.

   DSL.net's board of directors unanimously recommends that you vote FOR the approval of the proposed amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent.

                                  PROPOSAL 5

             AMENDMENTS OF DSL.NET'S CERTIFICATE OF INCORPORATION
              TO AMEND THE TERMS OF THE SERIES X PREFERRED STOCK

   DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

  . provide that the Series X preferred stock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net;

  . increase from $2.00 per share to $2.50 per share the closing sale price of DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the then outstanding Series X preferred stock to automatically convert into DSL.net common stock; and

  . limit to the period ending June 28, 2002 the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Series X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

   The text of the specific proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock is set forth in Appendix B to this proxy statement. You are being asked to consider and act upon a proposal to approve the proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock.

   We believe that these proposed amendments are in the best interests of DSL.net and its stockholders. The amendments have been proposed to make these terms of the Series X preferred stock consistent with the comparable terms of the Series Y preferred stock. The proposed amendment that would provide that the Series X preferred stock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net would implement a number of technical changes to the language of DSL.net's certificate of incorporation intended to clarify the rights of the Series X and Series Y preferred stock in relation to one another. The proposed amendment that would increase the closing sale price of the DSL.net common stock at which the then outstanding Series X preferred stock would automatically convert into DSL.net common stock would result in the Series X and Series Y preferred stock automatically converting into DSL.net common stock at the same market price. This proposed amendment may delay that automatic conversion and thereby preserve the preferences of the holders of shares of Series X preferred stock for a longer period. The amendment that would limit to June 28, 2002 the Series X preferred stock consent requirement in connection with the authorization or issuance of equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock would provide DSL.net greater flexibility in future financings and acquisitions. Each of these proposed amendments was approved by DSL.net's board of directors in connection with the Series Y preferred stock financing.

   The issuance of additional shares of Series Y preferred stock under the Series Y preferred stock purchase agreement is subject to the satisfaction or waiver by both the Series Y investors and us of certain conditions, including the approval of this proposal by our stockholders. Also, the entire principal and accrued interest then outstanding under the promissory notes issued by DSL.net on December 28, 2001 in an aggregate principal amount of $3,531,000 become due and payable on July 1, 2002 if all of the Series Y preferred stock has not been sold by June 30, 2002, other than as a result of the breach by any of the Series Y investors of their obligations under the Series Y preferred stock purchase agreement to purchase additional shares of Series Y preferred stock or under the voting agreement to vote their shares of DSL.net capital stock FOR each of Proposals 2, 3 and 5 described in this proxy statement.

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

   The affirmative votes of DSL.net stockholders owning of record both (i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a class, are required to approve the proposed amendments to DSL.net's certificate of incorporation to amend the terms of the Series X preferred stock.

   Certain stockholders have entered into voting agreements which provide, among others things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 3 and 5 described in this proxy statement. As of the record date, those stockholders were the record owners of:

  . approximately 76.2% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, and

  .   100% of the issued and outstanding Series X preferred stock.

   As a result, if all of these stockholders vote as required by the voting agreements at the annual meeting, this proposal will be approved.

   In addition, directors and officers of DSL.net who collectively hold of record approximately 6,586,262 shares of DSL.net capital stock, representing approximately 3.6% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

   DSL.net's board of directors unanimously recommends that you vote FOR the approval of the proposed amendments to DSL.net's certificate of incorporation to amend the terms of the Series X preferred stock.

                                  PROPOSAL 6

RATIFICATION OF AND APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK OPTION AND
                          INCENTIVE PLAN, AS AMENDED

   In November 2001, the board of directors approved the 2001 Stock Plan under which 4,000,000 shares of DSL.net common stock were reserved for the issuance of non-qualified stock options and other equity-based awards to employees, consultants and certain new officers. DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, an amended and restated 2001 Stock Plan, as amended, which amends the 2001 Stock Plan as originally approved to:

  . provide for the issuance of options which qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended;

  . provide for the issuance of options and other equity-based awards to directors and officers; and

  . increase the number of shares of DSL.net common stock reserved for issuance under the 2001 Stock Plan from 4,000,000 to 20,000,000.

The 2001 Stock Plan as originally approved by the board of directors has not been approved by DSL.net stockholders. You are being asked to consider and act upon a proposal to approve the amended and restated 2001 Stock Plan.

   Following the execution of the Series X purchase agreement and the sale of the initial tranche of the Series X preferred stock, the board of directors approved the 2001 Stock Plan to supplement the pool of options available under the 1999 Stock Plan. As originally approved, the 2001 Stock Plan provided for the issuance of only non-qualified stock options and other equity-based awards to employees, consultants and certain new officers and only reserved 4,000,000 shares for grant thereunder. Directors and officers were not generally eligible to receive grants under the 2001 Stock Plan.

   The board of directors has approved amendments to the 2001 Stock Plan, subject to the approval of the stockholders, to provide for the issuance of incentive stock options, to provide for the issuance of options and other equity-based awards to directors and officers, and to increase the shares of DSL.net common stock reserved for issuance from 4,000,000 to 20,000,000 shares. The 2001 Stock Plan as originally approved by the board of directors will remain in effect if you do not approve the amended and restated 2001 Stock Plan.

   Our management relies on stock options to attract and retain experienced directors, officers and employees. The board of directors believes that the proposed amendments are essential to permit management to continue to provide long-term, equity-based incentives to present and future employees. As of February 28, 2002, 265,917 shares remained available for grant under the 1999 Stock Plan and 1,015,075 shares remained available for grant under the 2001 Stock Plan. Options to purchase an aggregate of 2,984,925 shares of DSL.net common stock have been granted to employees under the 2001 Stock Plan, including options to purchase 1,300,000 shares which were granted to a new executive officer at an exercise price of $0.62 per share. If the amended and restated 2001 Stock Plan is not approved, we may become unable to provide suitable long-term equity-based incentives to present and future directors, officers and employees. We have not at the present time determined who will receive options to purchase the additional shares of DSL.net common stock that will be authorized for issuance under the amended and restated 2001 Stock Plan, if approved.

   The affirmative vote of stockholders holding at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy is required to approve the amended and restated 2001 Stock Plan.

   Directors and officers of DSL.net who collectively beneficially own approximately 145,621,782 shares of DSL.net common stock, 20,000 shares of Series X preferred stock and 6,469 shares of Series Y preferred stock, representing approximately 79.0% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

   DSL.net's board of directors unanimously recommends that you vote FOR the approval of the amended and restated 2001 Stock Plan.

Description of the Plan

   The amended and restated 2001 Stock Plan is intended to provide stock options and other equity-based awards in DSL.net to employees, directors, officers and consultants of DSL.net and any of its subsidiaries. The text of the 2001 Stock Plan, amended as proposed above, is attached as Appendix C to this proxy statement. The following is a summary of the amended and restated 2001 Stock Plan.

   The purchase price per share of DSL.net common stock deliverable upon the exercise of an option shall be determined by the board of directors or the compensation committee of the board of directors, provided, however, that in the case of incentive stock options the exercise price shall not be less than 100% of the fair market value of DSL.net common stock on the day any such incentive stock option is issued. The vesting schedule is determined by the board of directors or the compensation committee, as the case may be. Options granted to existing employees generally provide that 16.67% of the shares under each option become exercisable on the day after the six-month anniversary of the date of grant of options, and monthly thereafter become exercisable as to approximately 2.78% of the total number of option shares. Options granted to new employees are generally exercisable as to 25% of the total number of option shares on the one-year anniversary of such employee's start date, and monthly thereafter become exercisable as to approximately 2.08% of the total number of option shares.

   The amended and restated 2001 Stock Plan is administered by our compensation committee. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. Subject to the provisions of the amended and restated 2001 Stock Plan, the board of directors or the compensation committee, as the case may be, has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of DSL.net common stock subject to the award. The board of directors may authorize the President or Chief Executive Officer to approve options to non-officers in accordance with guidelines approved by the board of directors, and the board of directors has so authorized our Chief Executive Officer. In general, an option is not transferable by the recipient except by will or by the laws of descent and distribution, or, in the case of non-qualified stock options, is only transferable to the extent set forth in the agreement relating to the non-qualified stock option or pursuant to a valid domestic relations order.

   Payment of the exercise price of an option may be made in cash, shares of DSL.net common stock, or a combination of both. We may also allow an option to be exercised through a same-day sale program without any cash outlay by the optionee. Unless the grant otherwise provides, if a participant ceases to be an employee or director of, or consultant to, DSL.net other than by reason of death, no further installment of such participant's options will become exercisable and such options shall terminate after the passage of three months from the date of termination of such participant's services to DSL.net (but no later than such options' specified expiration dates). If a participant dies, any options held by such participant may be exercised, to the extent of the number of shares of DSL.net common stock with respect to which such participant could have exercised such options on the date of death, by such participant's personal representatives, heirs or legatees at any time prior to the earlier of the expiration of six months from the date of such death or the expiration of the applicable exercise period.

   The board of directors may amend, suspend or terminate the amended and restated 2001 Stock Plan or any portion thereof at any time. Awards may be modified, amended or rescinded only by written agreement signed by DSL.net and the participant.

   The amended and restated 2001 Stock Plan expires on November 28, 2011, unless sooner terminated by a vote of the DSL.net board of directors. After that date, no further awards may be granted under the amended and restated 2001 Stock Plan, but awards previously granted may extend beyond that date.

   The amended and restated 2001 Stock Plan also provides that, if at any time following a change in control we terminate an optionee's business relationship with DSL.net or any of our subsidiaries without cause or the optionee terminates his or her business relationship with us for good reason, all options and other awards held by that optionee will immediately vest and become exercisable.

   The amended and restated 2001 Stock Plan would provide for the issuance of options, including incentive stock options, and other equity-based awards to employees, officers, directors and consultants, and authorize the issuance of up to 20,000,000 shares of DSL.net common stock (subject to adjustment for capital changes) pursuant to the exercise of options or other equity-based awards granted under the amended and restated 2001 Stock Plan.

Federal Income Tax Consequences.

   The following general rules are currently applicable for United States federal income tax purposes upon the grant and exercise of options to purchase shares of DSL.net common stock pursuant to the amended and restated 2001 Stock
Plan:

   Incentive Stock Options, or ISOs. The following general rules are applicable under current federal income tax law to an incentive stock option granted under the amended and restated 2001 Stock Plan.

    1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal income tax deduction is allowed to DSL.net upon either grant or exercise of an ISO.

    2. If shares acquired upon exercise of an ISO are not disposed of within
       (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant

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

       to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

    3. If shares acquired upon exercise of an ISO are disposed of before the holding periods are met, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

    4. In any year that an optionee recognizes compensation income as the result of a disqualifying disposition of stock acquired by exercising an ISO, DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes.

    5. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and
       (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

    6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

    7. An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

    8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Internal Revenue Code provides that an alternative minimum tax (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the DSL.net common stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

    9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

   Non-Qualified Options. The following general rules are applicable under current federal income tax law to an option that does not qualify as an ISO granted under the amended and restated 2001 Stock Plan:

    1. The optionee generally does not realize any taxable income upon the grant of a non-qualified option, and DSL.net is not allowed a federal income tax deduction by reason of such grant.

    2. The optionee generally will recognize ordinary income at the time of exercise of a non-qualified option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

    3. When the optionee sells the shares acquired in connection with a non-qualified option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her adjusted tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

    4. DSL.net generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

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

    5. An optionee may be entitled to exercise a non-qualified option by delivering shares of DSL.net common stock to DSL.net in payment of the exercise price. If an optionee exercises a non-qualified option in such fashion, special rules will apply.

    6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

   Awards and Purchases. The following general rules are applicable under current federal income tax law to equity-based awards of stock or the granting of opportunities to make direct stock purchases under the amended and restated 2001 Stock Plan:

    1. Persons receiving DSL.net common stock in connection with an award or purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

    2. DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such DSL.net common stock is sold, the seller generally will recognize capital gain or loss.

    3. Special rules apply if the stock acquired in connection with an award or purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

                                  PROPOSAL 7

                    RATIFICATION AND SELECTION OF AUDITORS

   The board of directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2002. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

   Stockholder ratification of the independent public accountants of DSL.net is not required under Delaware law or under our certificate of incorporation or by-laws. If you do not ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of DSL.net for the fiscal year ending December 31, 2002, the board of directors will evaluate what action would be in the best interests of DSL.net and you and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before considering changing independent public accountants.

   The affirmative vote of stockholders holding at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy is required to ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2002.

   Directors and officers of DSL.net who collectively beneficially own approximately 145,621,782 shares of DSL.net common stock, 20,000 shares of Series X preferred stock and 6,469 shares of Series Y preferred stock, representing approximately 79.0% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote shares in favor of this proposal.

   DSL.net's board of directors unanimously recommends that you vote FOR the ratification of this selection.

Audit Fees

   For the fiscal year ending December 31, 2001, the aggregate fees billed for professional services for the audit of our annual financial statements and the review of each of the financial statements included in our quarterly reports on Form 10-Q for fiscal year 2001 were $310,100.

Financial Information Systems Design and Implementation Fees

   For the fiscal year ended December 31, 2001, we incurred no fees from our independent public accountants for the operation of, or the supervision of the operation of, our financial information systems or our local area network or for the design or implementation of the hardware or software systems used to process information that is significant to our financial statements.

All Other Fees

   In addition to the fees enumerated in the paragraphs above, we were billed an additional $297,600 for services rendered to us by our independent public accountants for the fiscal year ended December 31, 2001. The audit committee has determined that the provision of these services by PricewaterhouseCoopers, LLP is compatible with the accountants' independence.

                         DESCRIPTION OF CAPITAL STOCK

General

   Our authorized capital stock consists of 200,000,000 shares of common stock, with a par value of $.0005 per share, and 20,000,000 shares of preferred stock, with a par value of $.001 per share. If the proposed amendment to our certificate of incorporation described in this proxy statement to increase the authorized shares of DSL.net common stock and capital stock is approved by you and implemented, the number of authorized shares of DSL.net common stock will be increased from 200,000,000 shares to 400,000,000 shares.

Common Stock

   As of March 31, 2002, there were 64,851,466 shares of common stock outstanding and held of record by 551 stockholders.

   Subject to the rights of the holders of any outstanding shares of preferred stock, holders of common stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of stockholders. Holders of common stock may not take any action by written consent in lieu of a stockholders meeting. Holders of common stock are entitled to receive ratably such lawful dividends as may be declared by our board of directors. However, these dividends are subject to preferences that may be applicable to the holders of any outstanding shares of preferred stock. In the event of a liquidation, dissolution or winding up of the affairs of DSL.net, whether voluntary or involuntary, the holders of common stock will be entitled to receive pro rata all of our remaining assets available for distribution to our stockholders. Any such pro rata distribution would be subject to the rights of the holders of any outstanding shares of preferred stock. The common stock has no preemptive, redemption, conversion or subscription rights. The rights, powers, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of the Series X preferred stock, Series Y preferred stock or any other series of preferred stock which we may designate and issue in the future.

Preferred Stock

   Of the 20,000,000 authorized shares of preferred stock, 20,000 shares have been designated as Series X preferred stock, 15,000 shares have been designated as Series Y preferred stock and 19,965,000 shares remain undesignated. As of March 1, 2002, 20,000 shares of Series X preferred stock were outstanding and held of record by four stockholders, and 6,469 shares of Series Y preferred stock were outstanding and held of record by 11 stockholders. Up to an additional 8,531 shares of Series Y preferred stock may be issued pursuant to the Series Y preferred stock purchase agreement.

   Our board of directors is authorized, subject to any limitations prescribed by Delaware law, without further stockholder approval, to issue from time to time up to an additional 19,965,000 shares of preferred stock, in one or more series. Our board of directors is also authorized, subject to the limitations prescribed by Delaware law, to establish the number of shares to be included in each series and to fix the voting powers, preferences, qualifications and special or relative rights or privileges of each series. Our board of directors is authorized to issue preferred stock with voting, conversion and other rights and preferences that could adversely affect the voting power or other rights of the holders of common stock.

   We have no current commitments to issue any preferred stock, other than up to an additional 8,531 shares of Series Y preferred stock as contemplated by the Series Y preferred stock purchase agreement. The issuance of preferred stock or of rights to purchase preferred stock, however, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a controlling interest in DSL.net.

   Series X and Series Y Preferred Stock. The following is a summary of the rights, powers, preferences and privileges of the Series X and Series Y preferred stock.

   The holders of Series X and Series Y preferred stock are entitled to receive cumulative dividends of $120.00 per share per annum when and as declared by the DSL.net board of directors. All such dividends accrue monthly and are payable in cash, except in the case of the conversion of the Series X or Series Y preferred stock, as the case may be, into common stock, in which case dividends may be paid, at the sole option of DSL.net, in shares of DSL.net common stock. Notwithstanding the foregoing, accrued but unpaid dividends are payable upon the earliest to occur of:

  . the liquidation, dissolution, winding up or change in control (as described below) of DSL.net,

  . the conversion of the Series X or Series Y preferred stock, as the case may be, into common stock, and

  . the redemption of the Series X or Series Y preferred stock, as the case may be.

   In the event of the liquidation, dissolution or winding up of DSL.net, the holders of Series X and Series Y preferred stock are entitled to $1,000 per share plus all unpaid accrued dividends (whether or not declared) on a pari passu basis. Remaining assets, if any, shall be distributed to the holders of Series X preferred stock, Series Y preferred stock, common stock and any other class or series of DSL.net capital stock that is not limited to a fixed sum or percentage of assets on a pro rata basis assuming full conversion of all preferred stock (regardless of whether or not such shares are then convertible). With respect to each of the Series X and Series Y preferred stock, unless a majority of the holders of the then outstanding Series X or Series Y preferred stock, as the case may be, voting separately as a class, elects otherwise, a change of control effected by an acquisition, merger or consolidation which results in a majority ownership change, or the sale of all or substantially all of the assets, of DSL.net shall be deemed to be a liquidation of DSL.net for such series of preferred stock.

   At the option of the holder thereof, each share of Series X preferred stock may be converted into approximately 5,555.56 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits. If the proposed amendments to our certificate of incorporation described in this proxy statement to amend the terms of the Series X preferred stock are approved by you and implemented, the Series X preferred stock will automatically convert into common stock upon the close of business on the date on which the closing sale price of the common stock on the Nasdaq Stock Market has exceeded $2.50 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for a period of 45 consecutive trading days commencing after May 13, 2002. If the proposed amendments to our certificate of incorporation described in this proxy statement to amend the terms of the Series X preferred stock are not approved by you or implemented, the Series X preferred stock will automatically convert into common stock upon the close of business on the date on which the closing sale price of the common stock on the Nasdaq Stock Market has exceeded $2.00 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) during such a period.

   Shares of Series Y preferred stock are not convertible into shares of common stock until our certificate of incorporation is amended to increase the number of authorized shares of common stock to at least 250,000,000 shares. If the proposed amendment to our certificate of incorporation described in this proxy statement to increase the authorized shares of DSL.net common stock and capital stock is approved by you and implemented, each share of Series Y preferred stock will become convertible, at the option of the holder thereof, into 2,000 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits. The Series Y preferred stock will automatically convert into common stock upon the close of business on the date on which the closing sale price of the common stock on the Nasdaq Stock Market has exceeded $2.50 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for a period of 45 consecutive trading days commencing on or after June 26, 2002.

   Each share of Series X and Series Y preferred stock has the right to approximately 5,555.56 and 978.5 votes, respectively, and, except as otherwise provided in DSL.net's certificate of incorporation or required by law, votes together with all other classes and series of capital stock of DSL.net as a single class on all actions to be taken by the DSL.net stockholders. The holders of preferred stock cannot currently act by written consent in lieu of a meeting, but if the proposed amendment to our certificate of incorporation described in Proposal 4 of this proxy statement is approved by you, the holders of Series X and Y preferred stock, when voting as a separate class or series, will be able to act by written consent. So long as at least 50% of the Series X preferred stock issued under the Series X purchase agreement remains outstanding, the Series X preferred stockholders have the right to elect a majority of the members of DSL.net's board of directors. With respect to each of the Series X and Series Y preferred stock, so long as at least 25% of the shares of such series of preferred stock originally issued remain outstanding, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of such series of preferred stock, voting as a separate series, DSL.net is not permitted to:

  . authorize or issue, or obligate itself to issue, any equity-related securities having rights, preferences or privileges senior to such series of preferred stock;

  . alter or change the rights, preferences or privileges of such series of preferred stock so as to adversely affect the shares of such series of preferred stock; or

  .   authorize any reclassification of such series of preferred stock.

In addition, until the proposed amendments to our certificate of incorporation described in Proposal 5 in this proxy statement relating to an amendment of the terms of the Series X preferred stock are approved by you and implemented and assuming such approval and implementation, through June 28, 2002, so long as at least 25% of the shares of Series X preferred stock originally issued remain outstanding, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series X preferred stock, voting as a separate series, DSL.net is not permitted to authorize or issue, or obligate itself to issue, any equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

   The Series X and Series Y preferred stock are redeemable on a pari passu basis with each other, and any other class or series of DSL.net capital stock entitled to redemption that is on parity with the Series X or Series Y preferred stock, in each case, at the option of a majority of the then outstanding shares of Series X or Series Y preferred stock, as the case may be, voting as a separate series, at any time on or after January 1, 2005 at a price equal to $1,000 per share plus all unpaid accruing dividends (whether or not declared).

Warrants

   As of February 28, 2002, we had outstanding two warrants to purchase an aggregate of 83,314 shares of common stock at an exercise price of $0.375 per share, that are exercisable, in whole or in part, at any time or from time to time, until November 18, 2003. These warrants contain certain protections against dilution resulting from stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

Anti-Takeover Effects of Provisions of our Certificate of Incorporation and By-Laws and Delaware General Corporation Law

   Our certificate of incorporation and by-laws and the Delaware General Corporation Law contain certain provisions that could be deemed to have anti-takeover effects. These provisions could discourage, delay or prevent a change in control of DSL.net or an acquisition of DSL.net at a price which many stockholders may find attractive. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.

   Certificate of Incorporation and By-Laws. Our certificate of incorporation provides that the board of directors will be divided into three classes as nearly equal in size as possible with staggered three-year terms. In addition, our certificate of incorporation provides, as long as at least 50% of the Series X preferred stock issued pursuant to the Series X preferred stock purchase agreement remains outstanding, the holders of the Series X preferred stock, voting as a separate series, shall be entitled to elect a majority of the total number of members of our board of directors. To the extent possible, the directors so elected by the holders of the Series X preferred stock are required to be divided evenly among the three classes of our board of directors. Further, our certificate of incorporation provides that any director other than the directors elected by the holders of the Series X preferred stock may be removed, but only for cause, by the vote of the holders of at least 75% of the shares entitled to vote for the election of directors. Any director elected by the holders of the Series X preferred stock may be removed, with or without cause, by the affirmative vote of the holders of a majority of the then outstanding shares of Series X preferred stock entitled to vote generally in the election of directors, voting as a separate series. These provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of DSL.net.

   Our by-laws provide that, except as otherwise provided by law or our certificate of incorporation, newly created directorships resulting from an increase in the authorized number of directors or vacancies on our board of directors may be filled only by:

  . a majority of the directors then in office, even if less than a quorum is then in office; or

  .   the sole remaining director.

   Our certificate of incorporation provides that any vacancy in any directorship elected by the holders of the Series X preferred stock, however occurring, may be filled by the vote of a majority of the directors elected by the holders of the Series X preferred stock then in office, even if less than a quorum. These provisions prevent a stockholder from enlarging our board of directors and filling the new directorships with such stockholder's own nominees without our board of directors' approval.

   These provisions of our certificate of incorporation and by-laws may have the effect of discouraging a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of DSL.net, or of attempting to change the composition or policies of our board of directors, even though such actions might be beneficial to DSL.net or its stockholders.

   Our by-laws provide that, unless otherwise prescribed by law or our certificate of incorporation, only a majority of our board of directors, the Chairman of the board of directors or the President is able to call a special meeting of stockholders. Our certificate of incorporation currently provides that, unless otherwise prescribed by law, stockholder action may be taken only at a duly called and convened annual or special meeting of stockholders. Assuming you approve Proposal 4 described in this proxy statement, holders of preferred stock, when voting as a separate class or series, will be able to act by written consent. The DSL.net board of directors has amended, subject to your approval of Proposal 4 in this proxy statement, the DSL.net by-laws to provide that holders of preferred stock, when voting as a separate class or series, may act by written consent. These provisions, taken together, prevent holders of common stock from forcing consideration by the stockholders of stockholder proposals over the opposition of our board of directors, except at an annual meeting.

   Our by-laws also establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or to bring other business before an annual meeting of our stockholders. Under the notice procedure, notice of stockholder nominations or proposals to be made at an annual meeting or a special meeting in lieu of an annual meeting generally must be received by us not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement delivered to the stockholders in connection with the preceding year's annual meeting. However, if the number of directors to be elected to our board of directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased board of directors at least 120 days prior to the first anniversary of the preceding year's annual meeting, then notice must be received not later than the 10th day following the day such public disclosure was made. The notice will be timely only with respect to any director nominees for any position caused by the increase in our board of directors. Notice of stockholder nominations or proposals to be made at a special meeting called by our board of directors for the purpose of electing one or more directors (other than a special meeting in lieu of an annual meeting), must be received not earlier than the 90th day prior to such special meeting nor later than the close of business on the 60th day prior to such special meeting or, if later, the 10th day following the day such public disclosure was made. These notices must contain certain prescribed information.

   The notice procedure affords our board of directors an opportunity to consider the qualifications of proposed director nominees or the merit of stockholder proposals, and, to the extent deemed appropriate by our board of directors, to inform stockholders about such matters. The notice procedure also provides a more orderly procedure for conducting meetings of stockholders. Our by-laws do not give our board of directors any power to approve or disapprove stockholder nominations for the election of directors or proposals for action. However, the notice procedure may prevent a contest for the election of directors or the consideration of stockholder proposals. This could deter a third party from soliciting proxies to elect its own slate of directors or to approve its own proposal if the proper advance notice procedures are not followed, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to DSL.net and its stockholders.

   Delaware General Corporation Law. Our certificate of incorporation authorizes the board of directors, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders. Such factors may include:

  . the interests of our stockholders, including the possibility that these interests might be best served by the continued independence of DSL.net;

  .   whether the proposed transaction might violate Federal or state laws;

  . the consideration being offered in the proposed transaction in relation to the then current market price for our outstanding capital stock, as well as in relation to the market price for our capital stock over a period of years, the estimated price that might be achieved in a negotiated sale of DSL.net as a whole or in part or through orderly liquidation, the premiums over a market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and our financial condition and future prospects; and

  . the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with DSL.net, upon the communities in which we conduct our business and upon the economy of the state, region and nation.

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

   The foregoing provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of DSL.net.

   We are subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder. Section 203 does not apply if:

  . prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

  . upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  . at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

The application of Section 203 may limit the ability of stockholders to approve a transaction that they may deem to be in their best interests.

   Section 203 defines "business combination" to include:

  . any merger or consolidation involving the corporation and the interested stockholder;

  . any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation to or with the interested stockholder;

  . subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

  . any transaction involving the corporation which has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

  . the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

   In general, Section 203 defines an "interested stockholder" as any entity or person who beneficially owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the past three years, and any entity or person associated with, affiliated with or controlling or controlled by such entity or person.

   Limitation of Liability. Our certificate of incorporation provides that no director or officer of DSL.net shall be personally liable to us or to our stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability:

  . for any breach of the director's duty of loyalty to us or our stockholders;

  . for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  . under Section 174 of the Delaware General Corporation Law, relating to unlawful payment of dividends or unlawful stock purchase or redemption of stock; or

  . for any transaction from which the director derives an improper personal benefit.

   Our certificate of incorporation further provides for the indemnification of, and advancement of expenses to, our directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary. A principal effect of these provisions is to limit or eliminate the potential liability of our directors and officers for monetary damages arising from breaches of their duty of care, subject to certain exceptions. These provisions may also shield directors and officers from liability under federal and state securities laws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires DSL.net's directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish DSL.net with copies of all such filings. Based solely on our review of copies of such filings received with respect to the fiscal year ended December 31, 2001 and written representations from certain persons, DSL.net believes that all such persons complied with all
Section 16(a) filing requirements in the fiscal year ended December 31, 2001.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of DSL.net must have been received at DSL.net's principal executive offices not later than December 30, 2002. Under the DSL.net's by-laws, the deadline for providing timely notice to DSL.net of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of DSL.net is no earlier than the close of business on November 30, 2002 and no later than December 30, 2002. DSL.net may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received prior to March 15, 2003. If a stockholder makes a timely notification, the persons appointed as proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by DSL.net, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested.

                           EXPENSES AND SOLICITATION

   The cost of soliciting proxies will be borne by DSL.net. In addition to soliciting stockholders by mail, the directors, officers and other employees of DSL.net may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by directors, officers and other employees of DSL.net may also be made of some stockholders of DSL.net in person or by mail, telephone or telegraph following the original solicitation. DSL.net may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of stock of DSL.net held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials.

   We have adopted a procedure approved by the SEC called "householding" for certain holders of DSL.net common stock. Under this procedure, multiple holders of DSL.net common stock who share the same last name and address may receive only one copy of our annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.


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

   If you wish to opt-out of householding and continue to receive multiple copies of our annual proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of our annual proxy materials, by notifying us in writing or by telephone at: DSL.net, Inc., Attention: Investor Relations, 545 Long Wharf Drive, New Haven, Connecticut, 06511, (203) 772-1000. You also may request additional copies of our annual proxy materials by notifying us in writing or by telephone at the same address or telephone number.

   If you share an address with another holder of DSL.net common stock and currently are receiving multiple copies of our annual proxy materials, you may inquire about your eligibility for householding by contacting us at the above-referenced address or telephone number.

                          INCORPORATION BY REFERENCE

   The following information is incorporated herein by reference from DSL.net's Annual Report to Stockholders for the fiscal year ended December 31, 2001, a copy of each which is being mailed together with this proxy statement:

  . DSL.net's audited financial statements as of December 31, 2000 and 2001 and for the years ended December 31, 1999, 2000 and 2001; and

  . Management's Discussion and Analysis of Financial Condition and Results of Operations.

                                                                     Appendix A

                                 DSL.NET, INC.

                            AUDIT COMMITTEE CHARTER

Purpose

   The purpose of the Audit Committee is to support the oversight function of the Board of Directors of the Company over the Company's accounting and financial reporting practices. The Audit Committee shall perform this function by reviewing the financial reports and other financial information provided by the Company to the Company's stockholders or to the general public, and through the periodic review of the Company's processes for producing financial data and identifying and controlling key business, financial and other risks. The Audit Committee shall also review the adequacy of the Company's internal controls, the independence of its independent auditor, and its process for compliance with laws and any codes of conduct adopted by the Company.

Membership

   The Audit Committee shall consist of such number of members of the Board of Directors of the Company as shall be designated by the Board from time to time, but in no event shall the Audit Committee consist of fewer than three members. All members of the Audit Committee shall be competent to perform the responsibilities and duties of the Audit Committee and shall, without limiting the generality of the foregoing, be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have accounting or related financial management expertise pursuant to past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). The Chairperson of the Audit Committee shall be selected by the Board of Directors. None of the members of the Audit Committee shall be an employee or officer of the Company or any of its subsidiaries, nor shall any member of the Audit Committee have been so employed within the three years preceding appointment to the Audit Committee. In addition, each member of the Audit Committee shall be independent of management of the Company and shall be free from any relationship that, in the opinion of the Board of Directors of the Company, would interfere with the exercise of independent judgement by such Committee member in carrying out the responsibilities of a director or would cause such Audit Committee member to fall outside the definition of an "independent director" contained in the then-current listing standards of The Nasdaq Stock Market, Inc.

Functions and Power

   The Audit Committee shall:

   Independent Auditor

    1. Have ultimate authority and responsibility, together with the Board of Directors, to select, evaluate and, where appropriate, replace the Company's independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

    2. Instruct the independent auditor that the independent auditor shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders;

    3. Review the independent auditor's compensation, the proposed term of its engagement, and its independence;

    4. Ensure that the Audit Committee receives annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1, assess the effect of any such relationships on such auditor's objectivity and independence (including actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor), and otherwise take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditor;

    5. Review the scope and results of each independent audit of the Company, the reports of the audit, any related management letter, and management's responses to recommendations made by the independent auditor in connection with the audit;

    6. Meet periodically with the independent auditor (in no event less frequently than twice annually), as appropriate, without members of management present;

    7. Review and assess the adequacy of the Company's consideration and implementation of recommendations of the independent auditor;

   Internal Auditor

    8. Review the appointment and replacement of the senior internal auditing executive or other employees performing such function;

    9. Periodically review the adequacy of the organizational structure and qualifications of the internal audit staff, and annually review the performance of the senior internal auditing executive or other employees performing such function;

   10. Review the annual audit plan of the internal audit department and review the results of audits that are material to the Company's system of internal control and management's responses to those reports;

   11. Meet periodically with the senior internal audit executive or other employees performing such function, as appropriate, without other members of management present;

   12. Review and assess the adequacy of the Company's consideration and implementation of recommendations of the internal auditing staff;

   Financial Reporting

   13. Review and assess the adequacy of the Company's quarterly and annual financial reports, including management's discussion and analysis, any certification, report, opinion, or review rendered by the independent auditor in connection therewith, and any communications required by professional standards between the independent auditor and the Audit Committee, prior to the public release of such information;

   14. Meet with management and the independent auditor to discuss the financial statements and the results of any audit or review, and consider management's handling of proposed adjustments identified by the independent auditor and the internal auditing staff;

   15. Consider major changes and management's elections regarding the appropriate accounting principles and practices to be used in the preparation of the Company's financial statements and related financial reports;

   16. Review with financial management and the independent auditor their qualitative judgments about the appropriateness, not just acceptability, of accounting principles, estimates and financial disclosure practices used in the preparation of the Company's financial statements and other public reports;

   17. Review the process by which management develops and summarizes periodic financial information, the extent of internal audit involvement, and the extent to which the independent auditors review interim financial information; and obtain explanations from management and from the internal and independent auditors on such material matters as the Audit Committee deems necessary or appropriate to confirm that the Company's financial statements are adequate and contain adequate and appropriate disclosures;

   18. Review with financial management and the independent auditor significant risks and exposures and the plans to minimize such risks;

   Internal Control Structure

   19. Consider, in consultation with the Company's financial management, the independent auditor and the senior internal auditing executive (or other employees performing such function), the adequacy of the Company's internal controls;

   20. Review the system for monitoring the Company's compliance with laws and regulations and the results of management's investigation of, and action taken in connection with, any fraudulent acts or accounting irregularities;

   Other

   21. Serve as the channel of communication between the independent auditor and the Board of Directors, and between the senior internal auditing executive (or other employees performing such function) and the Board of Directors;

   22. Review the policies and procedures in effect for considering officers' expenses and perquisites;

   23. Inquire into any other financial matters not set forth above which the Audit Committee in its judgement determines to be necessary, by either investigating such matter on its own, referring such matter to the Board of Directors or requesting management of the Company to conduct an appropriate investigation;

   24. Annually review and reassess the adequacy of this charter and revise it as conditions dictate;

   25. Review with the Company's counsel such legal matters as the Audit Committee deems advisable for the purpose of carrying out the duties set forth herein;

   26. Approve the minutes of all meetings of the Audit Committee;

   27. Report regularly to the Board of Directors on matters within the scope of the Audit Committee as well as any special problems that merit the attention of the Board of Directors; and


   28. Perform such other duties as the Board of Directors may from time to time assign to it.

                                                                     Appendix B

   The following specified sections of the certificate of designation of Series X preferred stock, which constitutes a part of DSL.net's certificate of incorporation, are proposed to be amended. Language that is proposed to be inserted appears underlined in bold typeface, and language that is proposed to be deleted appears with a line drawn through it.

   Sections 2(a) and (b) of the certificate of designation of Series X preferred stock would be amended to expressly state that the rights of the Series X preferred stock upon a liquidation, dissolution or winding up of DSL.net shall rank on parity with the rights of the Series Y preferred stock. As proposed to be amended, the full text of Sections 2(a) and (b) of the certificate of designation of Series X preferred stock would read in their entirety as follows:

      2.  Liquidation Preference.

      (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntarily, the holders of Series X Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock and any other class or series of preferred stock (whenever designated or created) that is junior to the Series X Preferred Stock with respect to the liquidation, dissolution or winding up of the Corporation by reason of their ownership thereof, an amount per share equal to the sum of $1,000.00 (the "Original Series X Issue Price") plus, in the case of each share, an amount equal to all Accruing Dividends thereon unpaid (whether or not declared) computed to the date payment thereon is made (subject to adjustment of such fixed dollar amounts for any stock splits, stock dividends, combinations, recapitalizations or the like affecting the Series X Preferred Stock after the date of the filing of this Series X Certificate of Designation with the Secretary of State of the State of Delaware). If upon the occurrence of such event, the assets and funds available for distribution to the holders of shares of Series X Preferred Stock and any other class or series of preferred stock (whenever designated or created) that is on parity with the Series X Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series X Preferred Stock and any other such class or series of Preferred Stock in proportion to the amount of such preferential amounts due on the shares of Series X Preferred Stock and any other such class or series of Preferred Stock owned by each such holder. The Corporation's Series Y Convertible Preferred Stock, par value $.001 per share (the "Series Y Preferred Stock"), shall rank on parity with the Series X Preferred Stock with respect to the liquidation, dissolution or winding up of the Corporation.

      (b) Upon completion of the distribution required by subsection (a) of this Section 2 and any other distribution required by the Corporation's certificate of incorporation (including any certificate of designation for another class or series of preferred stock), all of the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed among the holders of shares of Series X Preferred Stock, Series Y Preferred Stock, Common Stock and any other class or series of stock of the Corporation (whenever designated or created) that is not limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate on the distribution of assets upon the liquidation, dissolution or winding up of the Corporation pro rata based on the number of shares of Common Stock then held by each such holder (assuming full conversion of all convertible or exchangeable stock, including the Series X Preferred Stock and Series Y Preferred Stock, into shares of Common Stock, regardless of whether or not such shares are then convertible).

                               -----------------

   Section 3(b) of the certificate of designation of Series X preferred stock would be amended to increase the closing sale price of the DSL.net common stock on the Nasdaq National Market at which the then outstanding Series X preferred stock would automatically convert into DSL.net common stock from $2.00 per share to $2.50 per share. As proposed to be amended, the full text of Section 3(b) of the certificate of designation of Series X preferred stock would read in its entirety as follows:

      (b) Automatic Conversion. Each share of Series X Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Price at the time in effect immediately upon the close of business on the date on which the closing sale price of the Corporation's Common Stock on the Nasdaq Stock Market has exceeded $2.00 $2.50 per share (as adjusted for any stock splits, stock dividends, recapitalizations or this the like affecting the Common Stock after the date of the filing of the Series X Certificate of Designation with the Secretary of State of the State of Delaware (the "Filing Date")) for a period of 45 consecutive trading days; provided, however, that such period of 45 consecutive trading days must commence and end following the date that is 180 days after the Filing Date.

                               -----------------

   Section 5 of the certificate of designation of Series X preferred stock would be amended to limit the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Series X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock to the six-month period commencing December 28, 2001. As proposed to be amended, the full text of Section 5 of the certificate of designation of Series X preferred stock would read in its entirety as follows:

      5. Protective Provisions. So long as at least 25% of the shares of Series X Preferred Stock originally issued are outstanding, the Corporation shall not, nor shall it allow any of its subsidiaries, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series X Preferred Stock, voting as a separate series:

      (a) authorize or issue, or obligate itself to issue, (i) any other equity security (including any other security convertible into or exercisable for any equity security) having rights, preferences or privileges pari passu, or senior to, the Series X Preferred Stock or (ii) during the six month period beginning on the filing date of the Corporation's Certificate of Designation of the Series Y Preferred Stock with the Secretary of State of the State of Delaware, any other equity security (including any other security convertible into or exercisable for any equity security) having rights, preferences or privileges pari passu with the Series X Preferred Stock;

      (b) alter or change the rights, preferences or privileges of the shares of Series X Preferred Stock as set forth in this Series X Certificate of Designation, so as to affect adversely the shares;

      (c)  authorize any reclassification of the Series X Preferred Stock.

                               -----------------

   Sections 6(a) and (c) of the certificate of designation of Series X preferred stock would be amended to provide that the Series X preferred stock and Series Y preferred stock shall rank on parity for purposes of redemption and to provide that notice will be given to the holders of the Series Y preferred stock if the holders of the Series X preferred stock exercise their right to request redemption of the Series X preferred stock. As proposed to be amended, the full text of Sections 6(a) and (c) of the certificate of designation of Series X preferred stock would read in their entirety as follows:

      (a) Optional Redemption. At any time on or after January 1, 2005, the holders of at least a majority of the then outstanding shares of the Series X Preferred Stock may request that the Corporation redeem all (and not less than all) of the outstanding shares of Series X Preferred Stock pursuant to the terms of this Section 6 (the "Redemption Request"). Upon receipt of the Redemption Request, the Corporation shall promptly notify the holders of the Series Y Preferred Stock of the Redemption Request. Upon receipt of a Series Y Redemption Request (in such case as defined under the Series Y Certificate of Designation), the Corporation shall promptly notify the holders of the Series X Preferred Stock of such Series Y Redemption Request. Upon receipt of the Redemption Request, the Corporation shall redeem from any source of funds legally available therefor the outstanding shares of the Series X Preferred Stock in full on a date that is no more than 120 days after the date of the Redemption Notice, as defined in Section 6(c) below (the "Redemption Date").

      (c) Redemption Mechanics. At least 20 but not more than 60 days prior to the Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Series X Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Series X Preferred Stock to be redeemed from such holder and the place where said Redemption Price shall be payable and calling upon such holder to surrender to the Corporation, in the manner and at the place designated his certificate or certificates representing the shares to be redeemed. On or after the Redemption Date, each holder of Series X Preferred Stock shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Series X Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If, on the Redemption Date, the funds of the Corporation legally available for redemption of shares of (A) Series X Preferred Stock, (B) Series Y Preferred Stock and (C) any other class or series of preferred stock (whenever designated or created) that (1) entitles the holders thereof to cause the Corporation to redeem such shares and (2) is on parity with the Series X Preferred Stock with respect to redemption by the Corporation, on the Redeption Date are insufficient to redeem the total number of shares of Series X Preferred Stock, Series Y Preferred Stock and any such other class or series of preferred stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Series X Preferred Stock, Series Y Preferred Stock and any other class or series of preferred stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series X Preferred Stock, Series Y Preferred Stock and any other class or series of preferred stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above. The Series Y Preferred Stock shall rank on parity with the Series X Preferred Stock with respect to redemption by the Corporation.

                                                                     Appendix C

                                 DSL.NET, INC.

     AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED

SECTION 1.  Purpose.

   The purpose of the Amended and Restated 2001 Stock Option and Incentive Plan, as amended (the "Plan"), is to secure for DSL.net, Inc., (the "Company"), its parent (if any) and any subsidiaries of the Company (collectively the "Related Corporations") the benefits arising from capital stock ownership by those employees, directors, officers and consultants of the Company and any Related Corporations who will be responsible for the Company's future growth and continued success.

   The Plan will provide a means whereby (a) employees of the Company and any Related Corporations may purchase stock in the Company pursuant to options which qualify as "incentive stock options" ("Incentive Stock Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) directors, employees and consultants of the Company and any Related Corporations may purchase stock in the Company pursuant to options granted hereunder which do not qualify as Incentive Stock Options ("Non-Qualified Options"); (c) directors, employees and consultants of the Company and any Related Corporations may be awarded stock in the Company ("Awards"); (d) directors, employees and consultants of the Company and any Related Corporations may receive stock appreciation rights ("SARs"); and (e) directors, employees and consultants of the Company and any Related Corporations may make direct purchases of stock in the Company ("Purchases"). Both Incentive Stock Options and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code. Options, Awards, SARs and Purchases are referred to hereafter individually as a "Plan Benefit" and collectively as "Plan Benefits." Directors, employees and consultants of the Company and any Related Corporations are referred to herein as "Participants."

SECTION 2.  Administration.

   2.1 Board of Directors and the Committee. The Plan will be administered by the Board of Directors of the Company whose construction and interpretation of the terms and provisions hereof shall be final and conclusive. Any director to whom a Plan Benefit is awarded shall be ineligible to vote upon his or her Plan Benefit, but Plan Benefits may be granted any such director by a vote of the remainder of the directors, except as limited below. The Board of Directors may in its sole discretion grant Options, issue shares upon exercise of such Options, grant Awards, grant SARs and approve Purchases, all as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the Plan and its related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option, Award, SAR and Purchase agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may delegate to the President or Chief Executive Officer of the Company the power to grant options to non-officers in accordance with written guidelines approved by the Board of Directors. In addition, the Board of Directors may delegate any or all of its powers under the Plan to a Compensation Committee or other Committee (the "Committee") appointed by the Board of Directors consisting of at least two members of the Board of Directors. If the Company has a class of stock registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then members of the Committee shall at all times be: (i) "outside directors" as such term is defined in Treas. Reg. ss. 1.162-27(e)(3) (or any successor regulation); and (ii) "non-employee directors" within the meaning of

Rule 16b-3 (or any successor rule) under the Exchange Act, as such terms are interpreted from time to time; provided, however that if the members of the Committee do not meet the requirements set forth in (ii) above, then all decisions and acts of the Committee shall be subject to and effective upon the approval of the Board of Directors. If a Committee meeting the requirements of
(i) and (ii) above is so appointed, all references to the Board of Directors herein shall mean and relate to such Committee, unless the context otherwise requires; provided, however, that if a Committee is appointed that does not meet the requirements of (i) and (ii) above, then all decisions and acts of the Committee shall be subject to and effective upon the approval of the Board of Directors.

   2.2 Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). If the Company is subject to Section 162(m) of the Code, it is the Company's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Company's compensation objectives. For purposes of this Plan, Covered Employees of the Company shall be those employees of the Company described in Section 162(m)(3) of the Code.

SECTION 3.  Eligibility.

   3.1 Incentive Stock Options. Participants who are employees shall be eligible to receive Incentive Stock Options pursuant to the Plan; provided that no person shall be granted any Incentive Stock Option under the Plan who, at the time such Option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Related Corporations, unless the requirements of Section 6.6(b) hereof are satisfied. In determining whether this 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply. Directors who are not regular employees are not eligible to receive Incentive Stock Options.

   3.2 Non-Qualified Options, Awards, SARs and Purchases. Non-Qualified Options, Awards, SARs and authorizations to make Purchases may be granted to any Participant.

   3.3 Generally. The Board of Directors may take into consideration a Participant's individual circumstances in determining whether to grant an Incentive Stock Option, a Non-Qualified Option, an Award or an SAR or to approve a Purchase. Granting of any Option, Award or SAR or approval of any Purchase for any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Plan Benefits.

SECTION 4.  Stock Subject to Plan.

   Subject to adjustment as provided in Sections 10 and 11 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, par value $.0005 per share, and the maximum number of shares of stock which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 20,000,000 shares. Such shares may be authorized and unissued shares or may be treasury shares. If an Option or SAR granted hereunder shall expire or terminate for any reason without having been exercised in full, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject thereto and any unvested shares so reacquired shall again be available for subsequent grants of Plan Benefits under the Plan. Stock issued pursuant to the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

SECTION 5.  Granting of Options, Awards and SARs and Approvals of Purchases.

   Options, Awards and SARs may be granted and Purchases may be approved under the Plan at any time on or after November 28, 2001 and prior to November 28, 2011; provided, however, that prior to the date the Plan is first approved by the Company's stockholders (i) no Incentive Stock Options shall be granted pursuant to the Plan and (ii) no Plan Benefits shall be granted to a director or an officer of the Company or any Related Corporations, unless with respect to such grant to an officer, such grant is an inducement essential to such person's entering into one or more employment agreements with the Company or any Related Corporations as a new employee. The date of grant of an Option, Award or SAR or approval of a Purchase under the Plan will be the date specified by the Board of Directors at the time the Board of Directors grants such Option, Award or SAR or approves such Purchase; provided, however, that such date shall not be prior to the date on which the Board of Directors takes such action. The Board of Directors shall have the right, with the consent of a Participant, to convert an Incentive Stock Option granted under the Plan to a Non-Qualified Option pursuant to Section 6.7. Plan Benefits may be granted alone or in addition to other grants under the Plan.

SECTION 6.  Special Provisions Applicable to Options and SARs.

   6.1  Purchase Price and Shares Subject to Options and SARs.

      (a) The purchase price per share of stock deliverable upon the exercise of an Option shall be determined by the Board of Directors, provided, however, that, in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock on the day the option is granted (except as modified in Section 6.6(b) hereof). The Board of Directors may delegate to the Chief Executive Officer of the Company the power to determine the exercise price of an option in accordance with written guidelines approved by the Board of Directors.

      (b) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock of the Company owned by the Participant having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of (i) and (ii). The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an Option shall be determined by the Board of Directors. The Board of Directors may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, either to the Company or pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

      (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted (the "Determination Date") and shall mean (i) the average (on the Determination
   Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on the Determination Date) of the Common Stock on the Nasdaq Stock Market if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      (d) If the Company is subject to Section 162(m) of the Code, the maximum number of shares with respect to which Options or SARs may be granted to any employee, including any cancellations or repricings which may occur, shall be limited to 3,000,000 shares in any calendar year.

   6.2 Duration of Options and SARs. Subject to Section 6.6(b) hereof, each Option and SAR and all rights thereunder shall be expressed to expire on such date as the Board of Directors may determine, but in no event later than ten years from the day on which the Option or SAR is granted and shall be subject to earlier termination as provided herein.

   6.3  Exercise of Options and SARs.

      (a) Subject to Section 6.6(b) hereof, each Option and SAR granted under the Plan shall be exercisable at such time or times and during such period as shall be set forth in the instrument evidencing such Option or SAR. To the extent that an Option or SAR is not exercised by a Participant when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be for less than ten (10) full shares of Common Stock (or its equivalent).

      (b) The Board of Directors shall have the right to accelerate the date of exercise of any installments of any Option or SAR; provided that the Board of Directors shall not accelerate the exercise date of any installment of any Option granted to a Participant as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to Section 6.7) if such acceleration would violate the annual vesting limitation contained in
   Section 422(d)(1) of the Code, which provides generally that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) shall not exceed $100,000. To the extent the aggregate fair market value of the stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

   6.4  Nontransferability of Options and SARs.

   No Option or SAR granted under the Plan shall be assignable or transferable by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, with respect to Non-Qualified Options and SARs, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA") or the rules promulgated thereunder or unless the Participant's non-qualified stock option agreement granting such options (the "Non-Qualified Stock Option Agreement") or the Participant's SAR agreement granting such SARs (the "SAR Agreement") provides otherwise. Unless otherwise provided by the Non-Qualified Stock Option Agreement or the SAR Agreement, during the life of the Participant, the Option or SAR shall be exercisable only by him or her. If any Participant should attempt to dispose of or encumber his or her Options or SARs, other than in accordance with the applicable terms of a Non-Qualified Stock Option Agreement or SAR Agreement, his or her interest in such Options or SARs shall terminate.

   6.5  Effect of Termination of Employment or Death.

      (a) Except as provided in any applicable option agreement, if a Participant ceases to be employed by the Company or a Related Corporation for any reason, including retirement but other than death, any Option or SAR granted to such Participant under the Plan shall immediately terminate; provided, however, that any portion of such Option or SAR which was otherwise exercisable on the date of termination of the Participant's employment may be exercised within the three-month period following the date on which the Participant ceased to be so employed, but in no event after the expiration of the exercise period. Any such exercise may be made only to the extent of the number of shares subject to the Option or SAR which were purchasable on the date of such termination of employment. If the Participant dies during such three-month period, the Option or SAR shall be exercisable by the Participant's personal representatives, heirs or legatees to the same extent and during the same period that the Participant could have exercised the Option or SAR on the date of his or her death.

      (b) If the Participant dies while an employee of the Company or any Related Corporation, any Option or SAR granted to such Participant under the Plan shall be exercisable by the Participant's personal representatives, heirs or legatees, for the purchase of that number of shares and to the same extent that the Participant could have exercised the Option or SAR on the date of his or her death. The Option or SAR or any unexercised portion thereof shall terminate unless so exercised prior to the earlier of the expiration of six months from the date of such death or the expiration of the exercise period.

   6.6  Designation of Incentive Stock Options; Limitations.

   Options granted under the Plan which are intended to be Incentive Stock Options qualifying under Section 422 of the Code shall be designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

      (a) Dollar Limitation. The aggregate fair market value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time during any calendar year by any person under the Plan (and all other incentive stock option plans of the Company and any Related Corporations) shall not exceed $100,000. To the extent the aggregate fair market value of the Common Stock for which Incentive Stock Options granted to any Participant are exercisable for the first time by such Participant during any calendar year (under all plans of the Company and any Related Corporations) exceeds $100,000, such Options shall be treated as Non-Qualified Options. In the event that Section 422(d)(1) of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this Section 6.6(a), the limitation of this Section 6.6(a) shall be automatically adjusted accordingly.

      (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to granted pursuant to the provisions of the Plan is on the date of grant the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporations, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

   In determining whether the 10% threshold has been reached, the stock attribution rules of Section 424(d) of the Code shall apply.

      (c) Except as modified by the preceding provisions of this Section 6.6, all of the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

   6.7 Conversion of Incentive Stock Options into Non-Qualified Options; Termination of Incentive Stock Options. The Board of Directors, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Participant is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board of Directors (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the Participant, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

   6.8 Stock Appreciation Rights. A SAR is the right to receive, without payment, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the grant price, which amount will be multiplied by the number of shares with respect to which the SARs shall have been exercised. The grant of SARs under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board of Directors shall deem desirable:

      (a) Grant. SARs may be granted in tandem with, in addition to or completely independent of any Plan Benefit.

      (b) Grant Price. The grant price of a SAR may be the fair market value of a share of Common Stock on the date of grant or such other price as the Board of Directors may determine.

      (c) Exercise. A SAR may be exercised by a Participant in accordance with procedures established by the Board of Directors or as otherwise provided in any agreement evidencing any SARs. The Board of Directors may provide that an SAR shall be automatically exercised on one or more specified dates.

      (d) Form of Payment. Payment upon exercise of an SAR may be made in cash, in shares of Common Stock or any combination thereof, as the Board of Directors shall determine.

      (e) Fair Market Value. Fair market value shall be determined in accordance with Section 6.1(c) with the "Determination Date" being determined by reference to the date of grant or the date of exercise of an SAR, as applicable.

   6.9  Rights as a Stockholder.

   The holder of an Option or SAR shall have no rights as a stockholder with respect to any shares covered by the Option or SAR until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

   6.10 Special Provisions Applicable to Non-Qualified Options and SARs Granted to Covered Employees.

   If the Company is subject to Section 162(m) of the Code, in order for the full value of Non-Qualified Options or SARs granted to Covered Employees to be deductible by the Company for federal income tax purposes, the Company may intend for such Non-Qualified Options or SARs to be treated as "qualified performance-based compensation" as described in Treas. Reg. (S)1.162-27(e) (or any successor regulation). In such case, Non-Qualified Options or SARs granted to Covered Employees shall be subject to the following additional requirements:

      (a)  such options and rights shall be granted only by the Committee; and

      (b) the exercise price of such Options and the grant price of such SARs granted shall in no event be less than the fair market value of the Common Stock as of the date of grant of such Options or SARs.

SECTION 7.  Special Provisions Applicable to Awards

   7.1 Grants of Awards. The Board of Directors may grant a Participant an Award subject to such terms and conditions as the Board of Directors deems appropriate, including, without limitation, restrictions on the pledging, sale, assignment, transfer or other disposition of such shares and the requirement that the Participant forfeit all or a portion of such shares back to the Company upon termination of employment.

   7.2 Conditions. Approvals of Awards may be subject to the following conditions:

      (a) Each Participant receiving an Award shall enter into an agreement (a "Stock Restriction Agreement") with the Company, if required by the Board of Directors, in a form specified by the Board of Directors agreeing to such terms and conditions of the Award as the Board of Directors deems appropriate.

      (b) Shares issued and transferred to a Participant pursuant to an Award may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

      (c) Certificates for shares issued pursuant to an Award shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

      (d) Certificates representing the shares issued pursuant to an Award shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such shares for all purposes, including voting and receipt of dividends paid with respect to such shares.

   7.3 Nontransferability. Shares issued pursuant to an Award may not be sold, assigned, transferred, alienated, commuted, anticipated, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Restriction Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her shares issued pursuant to an Award prior to the lapse of the restrictions imposed on such shares, his or her interest in such shares shall terminate.

   7.4 Effect of Termination of Employment or Death on Awards. If, prior to the lapse of restrictions applicable to Awards, the Participant ceases to be an employee of the Company or the Related Corporations for any reason, Awards to such Participant, as to which restrictions have not lapsed, shall be forfeited to the Company, effective on the date of the Participant's termination of employment. The Board of Directors shall have the sole power, consistent with applicable laws, to decide in each case to what extent leaves of absence shall be deemed a termination of employment.

SECTION 8.  Special Provisions Applicable to Purchases.

   All approvals of Purchases which provide that the Company has a right to repurchase the shares subject to such Purchase (the "Restricted Shares") shall be subject to the terms and conditions set forth in the related agreement (the "Stock Purchase Restriction Agreement") approved by the Board of Directors, and shall be subject to the other terms and conditions of this Section 8.

   8.1 Conditions. All approvals of Purchases shall be subject to the following conditions:

      (a) Prior to the issuance and transfer of Restricted Shares, the Participant shall pay to the Company the purchase price (the "Purchase Price") of the Restricted Shares in cash or in such other manner as shall be as approved by the Board of Directors.

      (b) Restricted Shares issued and transferred to a Participant may, if required by the Board of Directors, be deposited with the Treasurer or other officer of the Company designated by the Board of Directors to be held until the lapse of the restrictions upon such Restricted Shares, and each Participant shall execute and deliver to the Company stock powers enabling the Company to exercise its rights hereunder.

      (c) Certificates for Restricted Shares shall, if the Company shall deem it advisable, bear a legend to the effect that they are issued subject to specified restrictions.

      (d) Certificates representing the Restricted Shares shall be registered in the name of the Participant and shall be owned by such Participant. Such Participant shall be the holder of record of such Restricted Shares for all purposes, including voting and receipt of dividends paid with respect to such Restricted Shares.

   8.2 Nontransferability. A Participant's Restricted Shares may not be sold, assigned, transferred, alienated, commuted, or otherwise disposed of (except, subject to the provisions of such Participant's Stock Purchase Restriction Agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder), or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation, or be otherwise encumbered, and are not subject to attachment, garnishment, execution or other legal or equitable process, prior to the lapse of restrictions on such Restricted Shares, and any attempt at action in contravention of this Section shall be null and void. If any Participant should attempt to dispose of or encumber his or her Restricted Shares prior to the lapse of the restrictions imposed on such Restricted Shares, his or her interest in the Restricted Shares awarded to him or her shall terminate.

SECTION 9.  Requirements of Law.

   9.1 Violations of Law. No shares shall be issued and delivered upon exercise of any Option or the making of any Award or Purchase or the payment of any SAR unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of l933, as amended, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Each Participant may, by accepting Plan Benefits, be required to represent and agree in writing, for himself or herself and for his or her transferees by will or the laws of descent and distribution, that the stock acquired by him, her or them is being acquired for investment. The requirement for any such representation may be waived at any time by the Board of Directors.

   9.2 Compliance with Rule 16b-3. If the Company has a class of stock registered pursuant to Section 12 of the Exchange Act, the intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board of Directors and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board of Directors may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

SECTION 10.  Recapitalization.

   In the event that dividends are payable in Common Stock of the Company or in the event there are splits, sub-divisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Option previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price, and the number of shares to which granted SARs relate shall be increased or decreased proportionately, as the case may be, and the grant price of such SARs shall be decreased or increased proportionately, as the case may be.

SECTION 11.  Reorganization.

   (a) In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or, in case the property or stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Plan Benefits, either (i) make appropriate provision for the protection of any such outstanding Plan Benefits by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to the Plan Benefits immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Plan Benefits immediately before such substitution over the purchase price thereof, (ii) upon written notice to the Participants, provide that all unexercised Plan Benefits must be exercised within a specified number of days of the date of such notice or such Plan Benefits will be terminated, or (iii) upon written notice to the Participants, provide that the Company or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all Plan Benefits held by each Participant and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the Plan Benefits held by such Participant over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Common Stock of the Company, then, in the discretion of the Board of Directors, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Board of Directors shall, in good faith, determine fair market value and may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

   (b) Notwithstanding anything herein to the contrary, in the event that following or in connection with a Change-in-Control (as defined below), a Participant's employment with, or service as a director or consultant of, the Company is (i) terminated by the Company for any reason other than Cause (as defined below), or (ii) terminated by the Participant for Good Reason (as defined below), any portion of a Participant's Plan Benefit which would otherwise vest or become exercisable solely with the passage of time and the Participant's continued employment with or service as a director or consultant of the Company, shall immediately vest and become fully exercisable and all rights relevant to such Plan Benefit shall accrue immediately to such Participant, unless otherwise explicitly provided in the applicable Award agreement. The term "Cause" shall mean (i) habitual intoxication, (ii) illegal drug use or addiction, (iii) conviction of a felony (or plea of guilty or nolo contendere), (iv) material failure or inability to perform one's agreements, duties or obligations as an employee, director or consultant, other than from illness or injury, and (v) willful misconduct or negligence in the performance of one's agreements, duties or obligations as an employee, director or consultant. The term "Change-in-Control" shall mean: (i) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all or substantially all of the assets of the Company; (ii) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for the purposes of this provision, considered as though such individual were an Incumbent Director; (iii) any consolidation or merger of the Company with any other entity (including, without limitation, a triangular merger) where the stockholders of the Company immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing fifty percent (50%) of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its ultimate parent corporation, if any); (iv) a person, including a "person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or an employee benefit plan sponsored by the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities, except for a person who was a beneficial owner of forty percent (40%) or more of the total voting power of the Company's outstanding voting securities on April 29, 1999; or (v) the Board of Directors of the Company, by a vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of this Agreement. The term "Good Reason" shall mean that
(i) the Participant's compensation has been materially reduced, (ii) the Participant's position, duties or responsibilities have been materially changed, (iii) the Participant, if an employee of the Company, has been required to move his or her principal residence because his primary place of employment is moved to a location greater than thirty (30) miles away from its then current location, (iv) the Company has not paid to the Participant when due any salary, bonus or other material benefit due to him or her, or (v) there exists a breach by the Company of any material term or provision of any employment agreement between it and the Participant, provided, however, that, in any such event, the Participant shall notify the Company of such event and give it fifteen (15) days to remedy the situation before terminating his or her employment.

SECTION 12.  No Special Employment Rights.

   Nothing contained in the Plan or in any Plan Benefit documentation shall confer upon any Participant receiving a grant of any Plan Benefit any right with respect to the continuation of his or her employment by the Company (or any Related Corporation) or interfere in any way with the right of the Company (or any Related Corporation), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Plan Benefit. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors.

SECTION 13.  Amendment of the Plan.

   The Board of Directors may at any time and from time to time modify or amend the Plan in any respect. The termination or any modification or amendment of the Plan shall not, without the consent of a recipient of any Plan Benefit, affect his or her rights under any Plan Benefit previously granted. With the consent of the affected Participant, the Board of Directors may amend outstanding agreements relating to any Plan Benefit, in a manner not inconsistent with the Plan. The Board of Directors hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Options to the extent necessary to qualify any or all Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, provided, however, that the consent of an optionee is required if such amendment or modification would cause unfavorable income tax treatment for such optionee.

SECTION 14.  Withholding.

   The Company's obligation to deliver shares of stock upon the exercise of any Option or the granting of an Award or to make payment upon any exercise of any SAR or making of a Purchase shall be subject to the satisfaction by the Participant of all applicable federal, state and local income and employment tax withholding requirements.

SECTION 15.  Effective Date and Duration of the Plan.

   15.1 Effective Date. This Plan, which amends and restates the 2001 Stock Option and Incentive Plan approved by the Board of Directors on November 28, 2001, became effective on November 28, 2001. Subject to the limitations set forth in Section 5, Options may be granted under the Plan at any time on or after the effective date and before the date fixed herein for termination of the Plan.

   15.2 Duration. Unless sooner terminated in accordance with Section l1 hereof, the Plan shall terminate upon the earlier of (i) November 28, 2011 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to any Awards or Purchases or the exercise or cancellation of Options and SARs granted hereunder. If the date of termination is determined under (i) above, then Plan Benefits outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Plan Benefits.

SECTION 16.  Governing Law.

   The Plan and all actions taken thereunder shall be governed by the laws of the State of Connecticut.

                                  DSL.NET, INC.
           Common Stockholder Proxy for Annual Meeting of Stockholders

                                PRELIMINARY COPY

                                  May 29, 2002

     The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies, with full power of substitution to vote all shares of common stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on Wednesday, May 29, 2002, at 10:00 a.m. eastern time, at Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and at any adjournments thereof, upon matters set forth in the Notice of annual meeting of Stockholders and Proxy Statement dated April 29, 2002, a copy of which has been received by the undersigned.

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                                                                         SIDE
                                                                     -----------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]   Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5, 6 AND 7, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 8.

1. To elect one member to the board of directors to serve for a three-year term as a Class II Director:

     NOMINEES:  Paul Keeler                    [_]  FOR  [_]   WITHHOLD

2. To approve the proposal to issue up to an additional 8,531 shares of Series Y preferred stock, $.001 par value per share, in connection with the Series Y preferred stock purchase agreement dated as of December 24, 2001 and the shares of DSL.net common stock, $.0005 par value per share, to be issued upon conversion of such shares of Series Y preferred stock.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

3. To approve a proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

4. To approve a proposed amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

5. To approve proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock, $.001 par value per share, to (a) provide that the Series X preferred stock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net; (b) increase from $2.00 per share to $2.50 per share the closing sale price of DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the then outstanding Series X preferred stock to automatically convert into DSL.net common stock; and (c) limit to the period ending June 28, 2002 the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Seriex X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

6.    To approve the Amended and Restated 2001 Stock Option and Incentive Plan.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

7. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2002.

                                           [_]  FOR  [_]  AGAINST   [_]  ABSTAIN

8. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.


__________________________________________
          Signature of Stockholder

Date: ______________________________, 2002


__________________________________________
         Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                  DSL.NET, INC.
     Series X Preferred Stockholder Proxy for Annual Meeting of Stockholders

                                  May 29, 2002

                       SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies, with full power of substitution to vote all shares of Series X preferred stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on Wednesday, May 29, 2002, at 10:00 a.m. eastern time, at Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and at any adjournments thereof, upon matters set forth in the Notice of annual meeting of Stockholders and proxy Statement dated April 29, 2002, a copy of which has been received by the undersigned.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X| Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5, 6 AND 7, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 8.

1. To elect three members to the board of directors to serve for three-year terms as Class II Directors:

    NOMINEES:    Robert Gilbertson         [ ]  FOR    [ ]  WITHHOLD
                 Paul Keeler               [ ]  FOR    [ ]  WITHHOLD
                 William J. Marshall       [ ]  FOR    [ ]  WITHHOLD

2. To approve the proposal to issue up to an additional 8,531 shares of Series Y preferred stock, $.001 par value per share, in connection with the Series Y preferred stock purchase agreement dated as of December 24, 2001 and the shares of DSL.net common stock, $.0005 par value per share, to be issued upon conversion of such shares of Series Y preferred stock.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. To approve a proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. To approve a proposed amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. To approve proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock, $.001 par value per share, to (a) provide that the Series X preferredstock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net; (b) increase from $2.00 per share to $2.50 per share the closing sale price of DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the then outstanding Series X preferred stock to automatically convert into DSL.net common stock; and (c) limit to the period ending June 28, 2002 the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Seriex X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

6.   To approve the Amended and Restated 2001 Stock Option and Incentive Plan.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

7. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2002.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

8. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

                                     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.


By:
   ---------------------------------------

Name:
     -------------------------------------

Title:
      ------------------------------------

Date:                               , 2002
     ------------------------------


------------------------------------------
       Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                  DSL.NET, INC.
     Series Y Preferred Stockholder Proxy for Annual Meeting of Stockholders

                                  May 29, 2002

                       SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies, with full power of substitution to vote all shares of Series Y preferred stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on Wednesday, May 29, 2002, at 10:00 a.m. eastern time, at Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and at any adjournments thereof, upon matters set forth in the Notice of annual meeting of Stockholders and proxy Statement dated April 29, 2002, a copy of which has been received by the undersigned.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X| Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3, 4, 5, 6 AND 7, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 8.

1. To elect one member to the board of directors to serve for a three-year term as a Class II Director:

     NOMINEE:   Paul Keeler              [ ]  FOR      [ ]  WITHHOLD


2. To approve the proposal to issue up to an additional 8,531 shares of Series Y preferred stock, $.001 par value per share, in connection with the Series Y preferred stock purchase agreement dated as of December 24, 2001 and the shares of DSL.net common stock, $.0005 par value per share, to be issued upon conversion of such shares of Series Y preferred stock.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

3. To approve a proposed amendment to paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 200,000,000 shares to 400,000,000 shares and the total number of authorized shares of DSL.net capital stock from 220,000,000 shares to 420,000,000 shares.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

4. To approve a proposed amendment to Article VII of DSL.net's certificate of incorporation to provide that, except as otherwise set forth in the certificate of designation for any class or series of preferred stock, holders of a class or series of DSL.net preferred stock (including the Series X and Series Y preferred stock), when voting or acting as a separate class or series, may act by written consent.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

5. To approve proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock, $.001 par value per share, to (a) provide that the Series X preferred stock shall rank on parity with the Series Y preferred stock upon redemption or a liquidation, dissolution or winding up of DSL.net; (b) increase from $2.00 per share to $2.50 per share the closing sale price of DSL.net common stock on the Nasdaq National Market required during a period of 45 consecutive trading days, commencing after May 13, 2002, to cause the then outstanding Series X preferred stock to automatically convert into DSL.net common stock; and (c) limit to the period ending June 28, 2002 the requirement that DSL.net obtain the consent of the holders of at least a majority of the then outstanding Seriex X preferred stock to authorize or issue, or to obligate itself to issue, equity-related securities having rights, preferences or privileges pari passu with the Series X preferred stock.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

6.   To approve the Amended and Restated 2001 Stock Option and Incentive Plan.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

7. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2002.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

8. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

                                   [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.


By:
   ---------------------------------------

Name:
     -------------------------------------

Title:
      ------------------------------------

Date:                               , 2002
     -------------------------------


------------------------------------------
        Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE